                                                                    EXHIBIT 99.1

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA


In re: Metricom Inc.                        CASE NO.             01-53291
                                                           --------------------

                                            CHAPTER 11
                                            MONTHLY OPERATING REPORT
                                            (GENERAL BUSINESS CASE)


                           SUMMARY OF FINANCIAL STATUS


MONTH ENDED:    Aug-01                      PETITION DATE:       07/02/01
             ------------                                  --------------------

1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).

     Dollars reported in   $1
                           --

2.   ASSET AND LIABILITY STRUCTURE                                      END OF CURRENT      END OF PRIOR        AS OF PETITION
                                                                            MONTH               MONTH             FILING (1)
                                                                        -------------       -------------       -------------
     a. Current Assets                                                  $ 222,370,213      $ 234,689,179
                                                                        -------------       -------------
     b. Total Assets                                                    $ 898,063,977      $ 914,387,504      $ 922,513,084
                                                                        -------------       -------------       -------------
     c. Current Liabilities                                             $   6,597,246      $   8,038,687
                                                                        -------------       -------------
     d. Total Liabilities                                               $ 347,268,705      $ 348,710,146      $ 340,671,459
                                                                        -------------       -------------       -------------

                                                                                                                  CUMULATIVE
3.   STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH               CURRENT MONTH        PRIOR MONTH        (CASE TO DATE)
                                                                        -------------       -------------       -------------
     a. Total Receipts                                                  $   2,031,453       $   2,026,715       $   4,058,168
                                                                        -------------       -------------       -------------
     b. Total Disbursements                                             $  13,270,858       $   5,016,937       $  18,287,795
                                                                        -------------       -------------       -------------
     c. Excess (Deficiency) of Receipts Over Disbursements (a - b)      ($ 11,239,405)      $  (2,990,222)      $ (14,229,627)
                                                                        -------------       -------------       -------------
     d. Cash Balance Beginning of Month                                 $ 184,340,774       $ 187,330,996       $ 187,330,996
                                                                        -------------       -------------       -------------
     e. Cash Balance End of Month (c + d)                               $ 173,101,369       $ 184,340,774       $ 173,101,369
                                                                        -------------       -------------       -------------

                                                                                                                  CUMULATIVE
                                                                        CURRENT MONTH        PRIOR MONTH        (CASE TO DATE)
                                                                        -------------       -------------       -------------
4.   PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                     $(17,865,294)       $(11,243,855)       $(29,109,149)
                                                                        -------------       -------------       -------------
5.   ACCOUNT RECEIVABLES (PRE AND POST PETITION)                        $  5,263,097        $  5,209,974
                                                                        -------------       -------------
6.   POST-PETITION LIABILITIES                                          $  6,597,246        $  8,038,687
                                                                        -------------       -------------
7.   PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)             $          0        $          0
                                                                        -------------       -------------


AT THE END OF THIS REPORTING MONTH:                                                              YES                 NO
                                                                                            -------------       -------------


8.   Have any payments been made on pre-petition debt, other than payments in                     X
     the normal course to secured creditors or lessors? (if yes, attach listing             -------------       -------------
     including date of payment, amount of payment and name of payee)

9.   Have any payments been made to professionals? (if yes, attach listing                                             X
     including date of payment, amount of payment and name of payee)                        -------------       -------------

10.  If the answer is yes to 8 or 9, were all such payments approved by the                                            X
     court?                                                                                 -------------       -------------

11.  Have any payments been made to officers, insiders, shareholders, relatives?                  X
     (if yes, attach listing including date of payment, amount and reason for               -------------       -------------
     payment, and name of payee)

12.  Is the estate insured for replacement cost of assets and for general                         X
     liability?                                                                             -------------       -------------

13.  Are a plan and disclosure statement on file?                                                                     X
                                                                                            -------------       -------------

14.  Was there any post-petition borrowing during this reporting period?                                              X
                                                                                            -------------       -------------

15.  Check if paid: Post-petition taxes x ;     U.S. Trustee Quarterly Fees (2) ; Check if filing is current for: Post-petition tax reporting and tax returns: x .

     (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

Notes:

(1)  As maintained on the Debtor's books.

(2) U.S. Trustee Quarterly Fees have been assessed, but they are not due at this time.

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date: 09/19/01                 /s/ DAVID J. PANGBURN
     -----------               -------------------------------------------------
                               Responsible Individual

SUMMARY OF FINANCIAL STATUS
QUESTION 8


PAYEE                 DATE PAID      GROSS PAY                               DESCRIPTION
-----                 ---------      ---------                               -----------
Metricom Employees     08/03/01     $ 2,545.00     Refund of funds held in a constructive trust by the Debtor on behalf of its employees for the purchase of the Debtor's stock.

Tim Dreisbach          08/02/01     $28,051.94     Inadvertent payment of pre-petition severance package compensation.
                                                   The Debtor is investigating this potential avoidance transaction.

SUMMARY OF FINANCIAL STATUS
QUESTION 11

PAYEE                        DATE PAID              NET PAY    GROSS PAY     DESCRIPTION
-----                        ---------              -------    ---------     -----------
Dale Marquart         8/3/01, 8/17/01 & 8/31/01      17,272      27,157      240 Hours Pay
Dale Marquart                 08/31/01                2,235       2,235      Expense Reimbursement
David Pangburn        8/3/01, 8/17/01 & 8/31/01      21,448      23,108      240 Hours Pay
Ralph Derrickson      8/3/01, 8/17/01 & 8/31/01      48,091      86,527      280 Hour Pay
John Wernke           8/3/01, 8/17/01 & 8/31/01      11,968      15,486      240 Hours Pay
Glen Estell               8/3/01 & 8/17/01           23,861      44,283      96 Hour Pay
Glen Estell                                           2,500       3,873      Housing allowance

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                          For the Month Ended   08/31/01
                                             --------------


          CURRENT MONTH
--------------------------------------
                                                                                                  CUMULATIVE    NEXT MONTH
   ACTUAL       FORECAST (1)  VARIANCE                                                          (CASE TO DATE)  FORECAST (2)
--------------  -----------   --------                                                           ------------   -----------
                                              REVENUES:
      $66,237       n/a          n/a        1  Gross Sales                                         $1,944,549       n/a
--------------  -----------   --------                                                           ------------   -----------
                    n/a          n/a        2  less: Sales Returns & Allowances                                     n/a
--------------  -----------   --------                                                           ------------   -----------
      $66,237       n/a          n/a        3  Net Sales                                           $1,944,549       n/a
--------------  -----------   --------                                                           ------------   -----------
   $6,971,875       n/a          n/a        4  less: Cost of Goods Sold        (Schedule 'B')     $13,523,136       n/a
--------------  -----------   --------                                                           ------------   -----------
  $(6,905,638)      n/a          n/a        5  Gross Profit                                      $(11,578,587)      n/a
--------------  -----------   --------                                                           ------------   -----------
     $619,629       n/a          n/a        6  Interest                                            $1,235,237       n/a
--------------  -----------   --------                                                           ------------   -----------
   $1,078,592       n/a          n/a        7  Other Income: Proceeds from sale of                 $1,779,385       n/a
--------------  -----------   --------                       ---------------------------------   ------------   -----------
                                            8    common stock in Packeteer, Inc.
--------------  -----------   --------        ------------------------------------------------   ------------   -----------
                                            9
--------------  -----------   --------        ------------------------------------------------   ------------   -----------
  $(5,207,417)      n/a          n/a       10     TOTAL REVENUES                                  $(8,563,965)      n/a
--------------  -----------   --------                                                           ------------   -----------

                                              EXPENSES:
     $196,561       n/a          n/a       11  Compensation to Owner(s)/Officer(s)                   $249,830       n/a
--------------  -----------   --------                                                           ------------   -----------
     $538,894       n/a          n/a       12  Salaries                                            $2,262,258       n/a
--------------  -----------   --------                                                           ------------   -----------
           $0       n/a          n/a       13  Commissions                                            $16,225       n/a
--------------  -----------   --------                                                           ------------   -----------
     $(58,143)      n/a          n/a       14  Contract Labor                                        $202,916       n/a
--------------  -----------   --------                                                           ------------   -----------
                                               Rent/Lease:
      $11,803       n/a          n/a       15    Personal Property                                    $24,959       n/a
--------------  -----------   --------                                                           ------------   -----------
     $509,101       n/a          n/a       16    Real Property                                     $1,009,987       n/a
--------------  -----------   --------                                                           ------------   -----------
     $123,711       n/a          n/a       17  Insurance                                             $207,274       n/a
--------------  -----------   --------                                                           ------------   -----------
                                           18  Management Fees
--------------  -----------   --------                                                           ------------   -----------
   $7,347,846       n/a          n/a       19  Depreciation                                       $14,715,113       n/a
--------------  -----------   --------                                                           ------------   -----------
                                               Taxes:
                                           20    Employer Payroll Taxes
--------------  -----------   --------                                                           ------------   -----------
      $55,000       n/a          n/a       21    Real Property Taxes                                 $126,822       n/a
--------------  -----------   --------                                                           ------------   -----------
     $517,400       n/a          n/a       22    Other Taxes                                       $1,089,807       n/a
--------------  -----------   --------                                                           ------------   -----------
     $318,266       n/a          n/a       23  Other Selling                                         $407,316       n/a
--------------  -----------   --------                                                           ------------   -----------
     $283,908       n/a          n/a       24  Other Administrative                                  $404,770       n/a
--------------  -----------   --------                                                           ------------   -----------
     $423,067       n/a          n/a       25  Interest Expense                                      $826,123       n/a
--------------  -----------   --------                                                           ------------   -----------
     $504,838       n/a          n/a       26  Other Expenses:Bonus                                  $608,776       n/a
--------------  -----------   --------                                                           ------------   -----------
      $15,897       n/a          n/a       27                  Overtime                               $26,190       n/a
--------------  -----------   --------        -----------------                                  ------------   -----------
     $235,905       n/a          n/a       28                  Fringe benefit                        $802,171       n/a
--------------  -----------   --------        -----------------                                  ------------   -----------
     $586,418       n/a          n/a       29                  Severance                             $646,937       n/a
--------------  -----------   --------        -----------------                                  ------------   -----------
      $90,346       n/a          n/a       30                  Repair & Maintenance                  $178,135       n/a
--------------  -----------   --------        -----------------                                  ------------   -----------
      $25,745       n/a          n/a       31                  Travel                                 $83,496       n/a
--------------  -----------   --------        -----------------                                  ------------   -----------
      $62,802       n/a          n/a       32                  Telephone                             $181,617       n/a
--------------  -----------   --------        -----------------                                  ------------   -----------
    $(679,107)      n/a          n/a       33                  IS & Facility Allocation           $(1,483,937)      n/a
--------------  -----------   --------        -----------------                                  ------------   -----------
      $20,539       n/a          n/a       34                  Cleaning Services                      $44,589       n/a
--------------  -----------   --------        -----------------                                  ------------   -----------
  $11,130,797       n/a          n/a       35     TOTAL EXPENSES                                  $22,631,374       n/a
--------------  -----------   --------                                                           ------------   -----------
 $(16,338,214)      n/a          n/a       36 SUBTOTAL                                           $(31,195,339)      n/a
--------------  -----------   --------                                                           ------------   -----------

                                              REORGANIZATION ITEMS:
    $(940,689)      n/a          n/a       37  Professional Fees                                  $(2,255,371)      n/a
--------------  -----------   --------                                                           ------------   -----------
                    n/a          n/a       38  Provisions for Rejected Executory Contracts                          n/a
--------------  -----------   --------                                                           ------------   -----------
                    n/a          n/a       39  Interest Earned on Accumulated Cash from                             n/a
--------------  -----------   --------                                                           ------------   -----------
                                               Resulting Chp 11 Case
    $(586,391)      n/a          n/a       40  Gain or (Loss) from Sale of Equipment                $(568,391)      n/a
--------------  -----------   --------                                                           ------------   -----------
           $0       n/a          n/a       41  U.S. Trustee Quarterly Fees                                          n/a
--------------  -----------   --------                                                           ------------   -----------
           $0       n/a          n/a       42  Writeoff of Pre-Petition Accrued Bonus              $4,909,952       n/a
--------------  -----------   --------        ------------------------------------------------   ------------   -----------
  $(1,527,080)      n/a          n/a       43      TOTAL REORGANIZATION ITEMS                      $2,086,190       n/a
--------------  -----------   --------                                                           ------------   -----------
 $(17,865,294)      n/a          n/a       44 NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES     $(29,109,149)      n/a
--------------  -----------   --------                                                           ------------   -----------
                    n/a          n/a       45  Federal & State Income Taxes                                $0       n/a
--------------  -----------   --------                                                           ------------   -----------
 $(17,865,294)      n/a          n/a       46 NET PROFIT (LOSS)                                  $(29,109,149)      n/a
==============  ===========   ========                                                           ============   ===========

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/-10% only):

(1) The Debtor did not file a formal operations forecast with the Bankruptcy Court for this period.

(2) The Debtor will not be filing a formal operations forecast with the Bankruptcy Court for the upcoming period.

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                          FOR THE MONTH ENDED   08/31/01
                                              -----------


    ASSETS
                                                                          FROM SCHEDULES     BOOK VALUE
      CURRENT ASSETS                                                      --------------    ------------
 1       Cash, cash equivalents and short term investment - unrestricted                    $126,108,204
                                                                                            ------------
 2       Cash, cash equivalents and short term investment - restricted                      $ 46,993,165
                                                                                            ------------
 3       Accounts receivable (net)                                              A           $  5,263,097
                                                                                            ------------
 4       Inventory                                                              B           $ 32,147,835
                                                                                            ------------
 5       Prepaid expenses                                                                   $  7,112,662
                                                                                            ------------
 6       Professional retainers                                                             $  1,200,876
                                                                                            ------------
 7       Other: Deferred Cost of Sales                                                      $  1,813,420
               -------------------------------------------------                            ------------
                Deposits                                                                    $  1,720,261
               -------------------------------------------------                            ------------
 8              Others                                                                      $     10,693
         -------------------------------------------------------                            ------------

 9              TOTAL CURRENT ASSETS                                                        $222,370,213
                                                                                            ------------

       PROPERTY AND EQUIPMENT (BOOK VALUE)

10       Real property                                                          C           $          0
                                                                                            ------------
11       Machinery and equipment                                                D           $ 19,787,335
                                                                                            ------------
12       Furniture and fixtures                                                 D           $  5,398,438
                                                                                            ------------
13       Network equipment                                                      D           $241,478,917
                                                                                            ------------
14       Leasehold improvements                                                 D           $ 20,209,761
                                                                                            ------------
15       Vehicles                                                               D           $  1,436,451
                                                                                            ------------
16       Other:                                                                 D
               -------------------------------------------------                            ------------
17                                                                              D
         -------------------------------------------------------                            ------------
18                                                                              D
         -------------------------------------------------------                            ------------
19                                                                              D
         -------------------------------------------------------                            ------------

20             TOTAL PROPERTY AND EQUIPMENT                                                 $288,310,902
                                                                                            ------------
       OTHER ASSETS

21       Network Equipment & Inventory                                                      $198,268,103
                                                                                            ------------
22       Deferred Cost of Sales-Long term                                                   $  1,147,693
                                                                                            ------------
23       Long Term Deposits                                                                 $    942,064
                                                                                            ------------
24       Investment in subsidiaries                                                         $  5,185,973
         -------------------------------------------------------                            ------------
25       WCS Spectrum                                                                       $  1,346,193
         -------------------------------------------------------                            ------------
26       Debt & Warrant Offering- 2000                                                      $  7,478,121
         -------------------------------------------------------                            ------------
27       Intercompany receivables-Metricom DC, LLC  (1)                                     $173,014,715
         -------------------------------------------------------                            ------------
28             TOTAL OTHER ASSETS                                                           $387,382,862
                                                                                            ------------
29             TOTAL ASSETS                                                                 $898,063,977
                                                                                            ============

   NOTE:

        Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

        (1) Prior year adjustment retroactive to 12/31/00 due to the change in the management fee of Metricom DC, LLC., a wholly-owned subsidiary of the Debtor.

        ------------------------------------------------------------------------
        The book value of assets as maintained in the Debtor's records is reported above. No valuation of the assets has been made at this time.
        ------------------------------------------------------------------------

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

    LIABILITIES FROM SCHEDULES

        POST-PETITION
            CURRENT LIABILITIES

30               Salaries and wages                                                         $    537,305
                                                                                            ------------
31               Payroll taxes                                                              $          0
                                                                                            ------------
32               Real and personal property taxes                                           $  1,144,000
                                                                                            ------------
33               Bonus                                                                      $    693,993
                                                                                            ------------
34               Vacation                                                                   $     53,347
                                                                                            ------------
35               Sales and use tax payable                                                  $      7,176
                                                                                            ------------
36               Accounts payable (trade)                                       A           $  2,087,228
                                                                                            ------------
37               Franchise Tax Payable                                                      $      8,035
                                                                                            ------------
38               Fringe Benefits Applied                                                    $  2,078,913
                                                                                            ------------
39               Accrued professional fees
                                                                                            ------------
40               Current portion of long-term post-petition debt (due within 12 months)
                                                                                            ------------
41               Other:  Others                                                             ($    12,751)
                       -----------------------------------------                            ------------

                 -----------------------------------------------                            ------------
42
                 -----------------------------------------------                            ------------
43
                 -----------------------------------------------                            ------------

44               TOTAL CURRENT LIABILITIES                                                  $  6,597,246
                                                                                            ------------
45          LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION                            $          0
                                                                                            ------------
46               TOTAL POST-PETITION LIABILITIES                                            $  6,597,246
                                                                                            ------------
        PRE-PETITION LIABILITIES (ALLOWED AMOUNT)

47               Secured claims                                                 F           $  3,470,874
                                                                                            ------------
48               Priority unsecured claims                                      F           $  2,450,424
                                                                                            ------------
49               General unsecured claims                                       F           $334,750,161
                                                                                            ------------
50               TOTAL PRE-PETITION LIABILITIES                                             $340,671,459
                                                                                            ------------
51               TOTAL LIABILITIES                                                          $347,268,705
                                                                                            ------------

    EQUITY (DEFICIT)

52          Retained Earnings/(Deficit) at time of filing (1)                              ($885,004,240)
                                                                                            ------------
53          Capital Stock                                                                   $     30,920
                                                                                            ------------
54          Additional paid-in capital                                                      $790,757,686
                                                                                            ------------
55          Warrants to purchase Common Stock                                               $  6,328,173
                                                                                            ------------
56          Accum other comprehensive income                                                $    140,224
                                                                                            ------------
57          Cumulative profit/(loss) since filing of case                                   ($29,109,149)
                                                                                            ------------
            Preferred Stock                                                                 $638,677,904
                                                                                            ------------
58          Equity adjustment for pre-petition liabilities due to Chapter 11 filing         $ 28,973,754
                                                                                            ------------
59               TOTAL EQUITY (DEFICIT)                                                     $550,795,272
                                                                                            ------------
60  TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                  $898,063,977
                                                                                            ============


    NOTE: (1) Prior year adjustment retroactive to 12/31/00 due to the change in the management fee of Metricom DC, LLC., a wholly-owned subsidiary of the Debtor.

                         SCHEDULES TO THE BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                                   SCHEDULE A

                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE


                                                ACCOUNTS RECEIVABLE   ACCOUNTS PAYABLE       PAST DUE
RECEIVABLES AND PAYABLES AGINGS               [PRE AND POST PETITION]  [POST PETITION]  POST PETITION DEBT
                                              ----------------------- ----------------  ------------------
     0 -30 Days                                       $1,698,487         $2,087,228
                                                      ----------         ----------
     31-60 Days                                       $1,626,408
                                                      ----------         ----------
     61-90 Days                                       $1,530,871                            $        0
                                                      ----------         ----------         ----------
     91+ Days                                         $2,329,198
                                                      ----------         ----------
     Total accounts receivable/payable                $7,184,964         $2,087,228
                                                      ==========         ==========
     Allowance for doubtful accounts                  $1,921,867
                                                      ----------
     Accounts receivable (net)                        $5,263,097
                                                      ==========

                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)                      COST OF GOODS SOLD
                                                                                                       -----------
                                     INVENTORY(IES)
                                      BALANCE AT
                                     END OF MONTH       INVENTORY BEGINNING OF MONTH                   $32,143,382
                                      -----------                                                      -----------
                                                        Add -
    Retail/Restaurants -                                  Net purchase
                                                                                                       -----------
      Product for resale                                  Direct labor
                                      -----------                                                      -----------
                                                          Manufacturing overhead
                                                                                                       -----------
    Distribution -                                        Freight in
                                                                                                       -----------
      Products for resale                                 Other:                                                $0
                                      -----------                                                      -----------
                                                          Cost of service revenue                       $6,976,328
                                                          -------------------------------------        -----------
    Manufacturer -                                                                                              $0
                                                          -------------------------------------        -----------
      Raw Materials                   $11,799,472
                                      -----------
      Work-in-progress                         $0       Less -
                                      -----------
      Finished goods                  $20,348,363         Inventory End of Month                       $32,147,835
                                      -----------                                                      -----------
                                                          Shrinkage
                                                                                                       -----------
    Other - Explain                                                                                             $0
                                      -----------                                                      -----------
    ------------------------------
    ------------------------------
                                                        Cost of Goods Sold                              $6,971,875
                                                                                                        ==========
        TOTAL                         $32,147,835
                                      ===========

 METHOD OF INVENTORY CONTROL                                INVENTORY VALUATION METHODS
 Do you have a functioning perpetual inventory system?      Indicate by a checkmark method of inventory used.

           Yes  X     No
               ---       ---
 How often do you take a complete physical inventory?       Valuation methods -
                                                               FIFO cost                          X
                                                                                                 --
  Weekly                   The Debtor conducted daily          LIFO cost
                  ------                                                                         --
  Monthly                  cycle count up until 7/31/01.       Lower of cost or market
                  ------                                                                         --
  Quarterly                This procedure substituted          Retail method
                  ------                                                                         --
  Semi-annually            for physical inventories.           Other
                  ------                                                                         --
  Annually                                                          Explain
                  ------

Date of last physical inventory was       10/1/97
                                   --------------------------    -----------------------------------------------------------

                                                                 -----------------------------------------------------------
Date of next physical inventory is Not scheduled at this time.
                                   --------------------------    -----------------------------------------------------------

                                   SCHEDULE C
                                  REAL PROPERTY

Description                                            COST                 MARKET VALUE
                                                   -------------            -------------
      None                                         $           0            $           0
      ----------------------------------           -------------            -------------
      ----------------------------------           -------------            -------------
      Total                                        $           0            $           0
                                                   =============            =============

                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS

Description                                            COST                  BOOK VALUE
                                                   -------------            -------------
Machinery & Equipment -
      Machinery & Equipment                        $  15,514,825            $  15,514,825
      ----------------------------------           -------------            -------------
         Accumulated Depreciation                  ($  7,933,319)           ($  7,933,319)
      ----------------------------------           -------------            -------------
      Tooling                                      $   3,153,764            $   3,153,764
      ----------------------------------           -------------            -------------
         Accumulated Depreciation                  ($  1,513,758)           ($  1,513,758)
      ----------------------------------           -------------            -------------
      Application Software                         $  10,538,908            $  10,538,908
      ----------------------------------           -------------            -------------
         Accumulated Depreciation                  ($  6,452,508)           ($  6,452,508)
      ----------------------------------           -------------            -------------
      Computer Hardware                            $  16,236,487            $  16,236,487
      ----------------------------------           -------------            -------------
         Accumulated Depreciation                  ($ 10,162,193)           ($ 10,162,193)
      ----------------------------------           -------------            -------------
      Demo Equipment                               $     182,478            $     182,478
      ----------------------------------           -------------            -------------
         Accumulated Depreciation                  ($     51,727)           ($     51,727)
      ----------------------------------           -------------            -------------
      Ricochet Modems                              $     336,421            $     336,421
      ----------------------------------           -------------            -------------
         Accumulated Depreciation                  ($     62,043)           ($     62,043)
      ----------------------------------           -------------            -------------
      Total                                        $  19,787,335            $  19,787,335
                                                   =============            =============

Furniture & Fixtures -

      Office Furniture & Equipment                 $   8,062,767            $   8,062,767
      ----------------------------------           -------------            -------------
         Accumulated Depreciation                  ($  2,664,329)           ($  2,664,329)
      ----------------------------------           -------------            -------------
      Total                                        $   5,398,438            $   5,398,438
                                                   =============            =============

Network  Equipment -

      Ricochet 2 Radios                            $ 116,712,185            $ 116,712,185
      ----------------------------------           -------------            -------------
         Accumulated Depreciation                  ($ 22,111,060)           ($ 22,111,060)
      ----------------------------------           -------------            -------------
      Wired Access Points Assets                   $ 161,418,372            $ 161,418,372
      ----------------------------------           -------------            -------------
         Accumulated Depreciation                  ($ 37,607,676)           ($ 37,607,676)
      ----------------------------------           -------------            -------------
      Network Interface Facility                   $   9,252,737            $   9,252,737
      ----------------------------------           -------------            -------------
         Accumulated Depreciation                  ($  1,816,641)           ($  1,816,641)
      ----------------------------------           -------------            -------------
      Capitalized Interest                         $  18,270,000            $  18,270,000
      ----------------------------------           -------------            -------------
         Accumulated Amortization                  ($  2,639,000)           ($  2,639,000)
      ----------------------------------           -------------            -------------
      Total                                        $ 241,478,917            $ 241,478,917
                                                   =============            =============

Leasehold Improvements -

      Building Improvements                        $  22,325,224            $  22,325,224
      ----------------------------------           -------------            -------------
         Accumulated Depreciation                  ($  2,115,463)           ($  2,115,463)
      ----------------------------------           -------------            -------------
      Total                                        $  20,209,761            $  20,209,761
                                                   =============            =============

Vehicles -

      Vehicles                                     $   2,628,532            $   2,628,532
      ----------------------------------           -------------            -------------
         Accumulated Depreciation                  ($  1,192,081)           ($  1,192,081)
      ----------------------------------           -------------            -------------
      Total                                        $   1,436,451            $   1,436,451
                                                   =============            =============

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)

TAXES PAYABLE(1)                               0-30 DAYS      31-60 DAYS      61-90 DAYS       91+ DAYS          TOTAL
                                              ----------      ----------      ----------      ----------      ----------
FEDERAL

       Income Tax Withholding                 $        0                                                      $        0
                                              ----------      ----------      ----------      ----------      ----------
       FICA - Employee                        $        0                                                      $        0
                                              ----------      ----------      ----------      ----------      ----------
       FICA - Employer                        $        0                                                      $        0
                                              ----------      ----------      ----------      ----------      ----------
       Unemployment (FUTA)                    $        0                                                      $        0
                                              ----------      ----------      ----------      ----------      ----------
       Income                                 $        0                                                      $        0
                                              ----------      ----------      ----------      ----------      ----------
       Other (Attach List)                    $        0                                                      $        0
                                              ----------      ----------      ----------      ----------      ----------
TOTAL FEDERAL TAXES                           $        0      $        0      $        0      $        0      $        0
                                              ----------      ----------      ----------      ----------      ----------
STATE AND LOCAL

       Income Tax Withholding                 $        0                                                      $        0
                                              ----------      ----------      ----------      ----------      ----------
       Unemployment (UT)                      $        0                                                      $        0
                                              ----------      ----------      ----------      ----------      ----------
       Disability Insurance (DI)              $        0                                                      $        0
                                              ----------      ----------      ----------      ----------      ----------
       Empl. Training Tax (ETT)               $        0                                                      $        0
                                              ----------      ----------      ----------      ----------      ----------
       Sales and Use Tax                      $    7,176                                                      $    7,176
                                              ----------      ----------      ----------      ----------      ----------
       Excise                                 $        0                                                      $        0
                                              ----------      ----------      ----------      ----------      ----------
       Real property                          $  110,000                                                      $  110,000
                                              ----------      ----------      ----------      ----------      ----------
       Personal property                                      $1,034,000                                      $1,034,000
                                              ----------      ----------      ----------      ----------      ----------
       Income                                 $        0                                                      $        0
                                              ----------      ----------      ----------      ----------      ----------
       Other (Franchise Tax)                  $    2,126      $    5,909                                      $    8,035
                                              ----------      ----------      ----------      ----------      ----------
TOTAL STATE & LOCAL TAXES                     $  119,302      $1,039,909      $        0      $        0      $1,159,211
                                              ----------      ----------      ----------      ----------      ----------
TOTAL TAXES                                   $  119,302      $1,039,909      $        0      $        0      $1,159,211
                                              ==========      ==========      ==========      ==========      ==========

(1)  ACCRUAL BASIS ACCOUNTING REPORTED FOR POST-PETITION TAXES.


                                   SCHEDULE F
                            PRE-PETITION LIABILITIES

                                                   CLAIMED            ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -         AMOUNT         AMOUNT(B),(1)
-------------------------------------------      ------------      ------------
        Secured claims(a)                        $  3,470,874      $  3,470,874
                                                 ------------      ------------
        Priority claims other than taxes         $      4,650      $      4,650
                                                 ------------      ------------
        Priority tax claims                      $  1,979,948      $  2,445,774
                                                 ------------      ------------
        General unsecured claims                 $961,883,175      $334,750,161
                                                 ------------      ------------

    (a) List total amount of claims even it under secured.

    (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

    (1) Estimated amount and may include claims that are either contingent, disputed, and/or unliquidated. By stating this amount, the Debtor reserves its right to dispute any claim(s) which comprise this estimated allowed amount based on any grounds.


                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                           ACCOUNT 1        ACCOUNT 2         ACCOUNT 3        ACCOUNT 4
                                           ---------        ---------         ---------        ---------
Bank                                      Please refer to attached statement.
                                          ------------     ------------      ------------     ------------
Account Type
                                          ------------     ------------      ------------     ------------
Account No.
                                          ------------     ------------      ------------     ------------
Account Purpose
                                          ------------     ------------      ------------     ------------
Balance, End of Month
                                          ------------     ------------      ------------     ------------
Total Funds on Hand for all Accounts      $173,101,369

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH


                                                    ACCOUNT NO.                          ACCOUNT TYPE
                                                    -----------                         ---------------
BANKS
Wells Fargo General Account                         4487-098311                         General Banking
Wells Fargo Controlled Disbursement Account         4759-600877                         General Banking
Wells Fargo Southeast PC Account                    4375-685799                         General Banking
Wells Fargo Northeast Account                       4375-685815                         General Banking
Wells Fargo Western Region Account                  4375-685823                         General Banking
Wells Fargo Northern Central Account                4375-686193                         General Banking
Wells Fargo Ricochet Account                        4487-098485                         General Banking
Wells Fargo Metricom Account                        4496-812934                         General Banking
Wells Fargo Flex Benefits Account                   4761-067420                         General Banking
Wells Fargo Medical Benefits Account                4761-067438                         General Banking
Wells Fargo LLC Account                             4487-099655                         General Banking
Union Bank of California                            6450-135869                         General Banking
Union Bank of California - Payroll                  6450-136792                         General Banking
Union Bank of California - General                  2180043112                         CHPT. 11 Banking
Union Bank of California - General                  2180043244                         CHPT. 11 Banking
Union Bank of California - Payroll                  2180043252                         CHPT. 11 Banking
Union Bank of California - Tax                      2180043260                         CHPT. 11 Banking
Union Bank of California - Medical                  2180043279                         CHPT. 11 Banking
Union Bank of California - Flex Benefits            2180043287                         CHPT. 11 Banking
Union Bank of California - Escrow                   2180043740                         CHPT. 11 Banking
Union Bank of California - General Pre-petition     2180043147                          General Banking
Union Bank of California - Payroll Pre-petition     2180043155                          General Banking
Wells Fargo CD's

MONEY MARKET ACCOUNTS
Janus Institutional                                881-881235108                      Money Market Funds
Fidelity Institutional                            0059-00493084842                    Money Market Funds
JP Morgan Institutional                               5012931                         Money Market Funds
Dreyfus Institutional                              288-0981002876                     Money Market Funds

INSTITUTIONAL ACCOUNTS - ST INVESTMENTS
AIG Money Market Fund                               000MB2890-1        Investments in CP, Money Market Funds, Treasuries
Morgan Stanley & Co.                                 14-78C44-1        Investments in CP, Money Market Funds, Treasuries
Salomon Smith Barney                                449-0H399-19       Investments in CP, Money Market Funds, Treasuries
Lehman Brothers                                     833-79266-15       Investments in CP, Money Market Funds, Treasuries
Wells Fargo Asset Mgmt                                 138816          Investments in CP, Money Market Funds, Treasuries
Wells Fargo Asset Mgmt Pledged                        2215431          Investments in CP, Money Market Funds, Treasuries

LT INVESTMENTS
Bank One                                             204821-000                       Government T-Strips
State Street Bank                                    127415-010                      Money Market account

EQUITY INVESTMENTS
Lehman Brothers                                     833-41241-15                Equity stake in Packeteer, Inc.

Petty Cash on hand






                                                                                                            8/31/01       8/31/01
                                                                     ACCOUNT PURPOSE                     BANK BALANCE  BOOK BALANCE
                                                                     ---------------                     ------------  ------------
BANKS
Wells Fargo General Account                                          General Banking                     $     28,637  $     29,113
Wells Fargo Controlled Disbursement Account                          General Banking                     $          0  $          0
Wells Fargo Southeast PC Account                                     General Banking                     $          0  $          0
Wells Fargo Northeast Account                                        General Banking                     $       (200) $          0
Wells Fargo Western Region Account                                   General Banking                     $          0  $          0
Wells Fargo Northern Central Account                                 General Banking                     $          0  $          0
Wells Fargo Ricochet Account                                         General Banking                     $          0  $          0
Wells Fargo Metricom Account                                         General Banking                     $          0  $          0
Wells Fargo Flex Benefits Account                                    General Banking                     $          0  $          0
Wells Fargo Medical Benefits Account                                 General Banking                     $          0  $          0
Wells Fargo LLC Account                                              General Banking                     $          0  $          0
Union Bank of California                                             General Banking                     $          0  $          0
Union Bank of California - Payroll                                   General Banking                     $          0  $          0
Union Bank of California - General                                   General Banking                     $          0  $          0
Union Bank of California - General                                   General Banking                     $    342,393  $ (2,798,264)
Union Bank of California - Payroll                                   General Banking                     $    246,257  $    189,819
Union Bank of California - Tax                                       General Banking                     $          0  $          0
Union Bank of California - Medical                                   General Banking                     $          0  $          0
Union Bank of California - Flex Benefits                             General Banking                     $      6,802  $      6,802
Union Bank of California - Escrow                                    General Banking                     $        100  $        100
Union Bank of California - General Pre-petition                      General Banking                     $          0  $          0
Union Bank of California - Payroll Pre-petition                      General Banking                     $          0  $          0
Wells Fargo CD's

MONEY MARKET ACCOUNTS
Janus Institutional                                        Account invests in A1/P1 funds only           $ 55,767,397  $ 55,767,397
Fidelity Institutional                                     Account invests in A1/P1 funds only           $ 32,721,796  $ 32,721,796
JP Morgan Institutional                                    Account invests in A1/P1 funds only           $          0  $          0
Dreyfus Institutional                                      Account invests in A1/P1 funds only           $          0  $          0

INSTITUTIONAL ACCOUNTS - ST INVESTMENTS
AIG Money Market Fund                                      Account invests in A1/P1 funds only           $  6,173,770  $  6,173,770
Morgan Stanley & Co.                                       Account invests in A1/P1 funds only           $ 38,858,387  $ 38,858,387
Salomon Smith Barney                                       Account invests in A1/P1 funds only           $          0
Lehman Brothers                                            Account invests in A1/P1 funds only           $  1,196,948  $  1,196,948
Wells Fargo Asset Mgmt                                     Account invests in A1/P1 funds only           $      2,110  $      2,110
Wells Fargo Asset Mgmt Pledged                          Account holds collateral for outstanding         $  2,037,308  $  2,037,308
                                                                   Letters of Credit
LT INVESTMENTS
Bank One                                                   Restricted Bonds for Coupon payments          $ 38,496,775  $ 38,496,775
State Street Bank                                            Escrow account for Tim Dreisbach            $    285,312  $    285,312

EQUITY INVESTMENTS
Lehman Brothers                                   Own 20,700 stake in PKTR at a purchase price of $0.25  $    129,996  $    129,996

Petty Cash on hand                                                                                       $      4,000  $      4,000
                                                                                                         ------------  ------------

                                                                                                         $176,297,788  $173,101,369
                                                                                                         ============  ============

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                        FOR THE MONTH ENDED  08/31/01
                                           ------------

                                                                              Actual              Cumulative
                                                                          Current Month         (Case to Date)
                                                                          -------------          -------------
   CASH RECEIPTS
1       Rent/Leases Collected
                                                                          -------------          -------------
2       Cash Received from Sales                                          $      69,009          $     759,630
                                                                          -------------          -------------
3       Interest Received                                                 $     474,133          $     889,851
                                                                          -------------          -------------
4       Borrowings
                                                                          -------------          -------------
5       Funds from Shareholders, Partners, or Other Insiders
                                                                          -------------          -------------
6       Capital Contributions
                                                                          -------------          -------------
7           Legal Settlement                                              $           0          $       9,000
        ---------------------------------------------------------         -------------          -------------
8           Proceeds from sale of common stock in Packeteer, Inc.         $   1,109,842          $   1,810,635
        ---------------------------------------------------------         -------------          -------------
9           Interest Accrued on Government Strip                          $     205,921          $     411,843
        ---------------------------------------------------------         -------------          -------------
10          Unrealized gain on short term investment                      $           0          $       4,661
        ---------------------------------------------------------         -------------          -------------
11          Proceeds from sale of fixed assets                            $     172,548          $     172,548
        ---------------------------------------------------------         -------------          -------------
12           TOTAL CASH RECEIPTS                                          $   2,031,453          $   4,058,168
                                                                          -------------          -------------

   CASH DISBURSEMENTS
13      Payments for Inventory
                                                                          -------------          -------------
14      Selling                                                           $      47,943          $      47,943
                                                                          -------------          -------------
15      Administrative                                                    $   5,955,645          $   7,356,818
                                                                          -------------          -------------
16      Capital Expenditures
                                                                          -------------          -------------
17      Principal Payments on Debt
                                                                          -------------          -------------
18      Interest Paid
                                                                          -------------          -------------
        Rent/Lease:
19          Personal Property
                                                                          -------------          -------------
20          Real Property                                                 $   3,249,802          $   3,834,479
                                                                          -------------          -------------
        Amount Paid to Owner(s)/Officer(s)
21          Salaries                                                      $     122,640          $     153,220
                                                                          -------------          -------------
22          Draws
                                                                          -------------          -------------
23          Commissions/Royalties
                                                                          -------------          -------------
24          Expense Reimbursements                                        $       2,235          $       7,470
                                                                          -------------          -------------
25          Other                                                         $       2,500          $       2,500
                                                                          -------------          -------------
26      Salaries/Commissions (less employee withholding)                  $   2,123,879          $   2,587,198
                                                                          -------------          -------------
27      Management Fees
                                                                          -------------          -------------
        Taxes:
28          Employee Withholding                                          $   1,125,750          $   1,491,062
                                                                          -------------          -------------
29          Employer Payroll Taxes                                        $     203,102          $     273,685
                                                                          -------------          -------------
30          Real Property Taxes                                           $           0          $      16,822
                                                                          -------------          -------------
31          Other Taxes                                                   $      34,384          $      89,791
                                                                          -------------          -------------
32      Other Cash Outflows:
                                                                          -------------          -------------
33          ESPP refund                                                   $       2,545          $     512,394
        ---------------------------------------------------------         -------------          -------------
34          Employee Expense Reimbursements                               $      77,741          $     169,849
        ---------------------------------------------------------         -------------          -------------
35          Severance                                                     $     250,891          $     278,943
        ---------------------------------------------------------         -------------          -------------
36          Reverse the unrealized gain for Packeteer Shares (1)          $      71,801          $   1,465,621
        ---------------------------------------------------------         -------------          -------------
37
        ---------------------------------------------------------         -------------          -------------
38          TOTAL CASH DISBURSEMENTS:                                     $  13,270,858          $  18,287,795
                                                                          -------------          -------------
39  NET INCREASE (DECREASE) IN CASH                                       $( 11,239,405)         $( 14,229,627)
                                                                          -------------          -------------
40  CASH BALANCE, BEGINNING OF PERIOD                                     $ 184,340,774          $ 187,330,996
                                                                          -------------          -------------
41  CASH BALANCE, END OF PERIOD                                           $ 173,101,369          $ 173,101,369
                                                                          =============          =============

Notes:

(1) Adjustment to the Packeteer Stock for changes in market value from the petition date to the date of this report.

                             STATEMENT OF CASH FLOWS
           (OPTIONAL) INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS

                          FOR THE MONTH ENDED  08/31/01
                                               --------

                                                                             ACTUAL               CUMULATIVE
     CASH FLOWS FROM OPERATING ACTIVITIES                                 CURRENT MONTH         (CASE TO DATE)
                                                                          -------------          -------------
1       Cash Received from Sales                                           $     69,009           $    759,630
                                                                          -------------          -------------
2       Rent/Leases Collected
                                                                          -------------          -------------
3       Interest Received                                                  $    474,133           $    889,851
                                                                          -------------          -------------
4       Cash Paid to Suppliers
                                                                          -------------          -------------
5       Cash Paid for Selling Expenses                                     $     47,943           $     47,943
                                                                          -------------          -------------
6       Cash Paid for Administrative Expenses                              $  5,955,645           $  7,356,818
                                                                          -------------          -------------
        Cash Paid for Rents/Leases:
7           Personal Property
                                                                          -------------          -------------
8           Real Property                                                  $  3,249,802           $  3,834,479
                                                                          -------------          -------------
9       Cash Paid for Interest
                                                                          -------------          -------------
10      Cash Paid for Net Payroll and Benefits                             $  2,123,879           $  2,587,198
                                                                          -------------          -------------
        Cash Paid to Owner(s)/Officer(s)
11          Salaries                                                       $    122,640           $    153,220
                                                                          -------------          -------------
12          Draws
                                                                          -------------          -------------
13          Commissions/Royalties
                                                                          -------------          -------------
14          Expense Reimbursements                                         $      2,235           $      7,470
                                                                          -------------          -------------
15          Other                                                          $      2,500           $      2,500
                                                                          -------------          -------------
        Cash Paid for Taxes Paid/Deposited to Tax Acct.
16          Employer Payroll Tax                                           $    203,102           $    273,685
                                                                          -------------          -------------
17          Employee Withholdings                                          $  1,125,750           $  1,491,062
                                                                          -------------          -------------
18          Real Property Taxes                                            $          0           $     16,822
                                                                          -------------          -------------
19          Other Taxes                                                    $     34,384           $     89,791
                                                                          -------------          -------------
20      Cash Paid for General Expenses
                                                                          -------------          -------------
21      Other cash inflows:                                                                                 $0
          -------------------------------------------------------         -------------          -------------
22          Legal settlement                                               $          0           $      9,000
          -------------------------------------------------------         -------------          -------------
23          Proceeds from sale of common stock in Packeteer, Inc.          $  1,109,842           $  1,810,635
          -------------------------------------------------------         -------------          -------------
24          Interest accrued on government strip                           $    205,921           $    411,843
          -------------------------------------------------------         -------------          -------------
            Unrealized gain on short term investment                       $          0           $      4,661
          -------------------------------------------------------         -------------          -------------
            Proceeds from sale of fixed assets                             $    172,548           $    172,548
          -------------------------------------------------------         -------------          -------------
        Other cash outflows:
          -------------------------------------------------------         -------------          -------------
            ESPP refund                                                    $      2,545           $    512,394
          -------------------------------------------------------         -------------          -------------
            Employee expense reimbursement                                 $     77,741           $    169,849
          -------------------------------------------------------         -------------          -------------
            Severance                                                      $    250,891           $    278,943
          -------------------------------------------------------         -------------          -------------
25          Reverse the unrealized gain on Packeteer shares (1)            $     71,801           $  1,465,621
          -------------------------------------------------------         -------------          -------------
26
          -------------------------------------------------------         -------------          -------------
27   NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES
     BEFORE REORGANIZATION ITEMS                                           $(11,239,405)          $(14,229,627)
          -------------------------------------------------------         -------------          -------------
     CASH FLOWS FROM REORGANIZATION ITEMS
28      Interest Received on Cash Accumulated Due to Chp 11 Case
                                                                          -------------          -------------
29      Professional Fees Paid for Services in Connection
         with Chp 11 Case
                                                                          -------------          -------------
30      U.S. Trustee Quarterly Fees
                                                                          -------------          -------------
31
          -------------------------------------------------------         -------------          -------------
32        NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                 $          0           $          0
                                                                          -------------          -------------
33   NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND
     REORGANIZATION ITEMS                                                  $(11,239,405)          $(14,229,627)
                                                                          -------------          -------------
     CASH FLOWS FROM INVESTING ACTIVITIES
34        Capital Expenditures
                                                                          -------------          -------------
35        Proceeds from Sales of Capital Goods due to Chp 11 Case
                                                                          -------------          -------------
36
          -------------------------------------------------------         -------------          -------------
37        NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                 $          0           $          0
                                                                          -------------          -------------
     CASH FLOWS FROM FINANCING ACTIVITIES
38      Net Borrowings (Except Insiders)
                                                                          -------------          -------------
39      Net Borrowings from Shareholders, Partners, or Other Insiders
                                                                          -------------          -------------
40      Capital Contributions
                                                                          -------------          -------------
41      Principal Payments
                                                                          -------------          -------------
42
          -------------------------------------------------------         -------------          -------------
43        NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                 $          0           $          0
                                                                          -------------          -------------
44   NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                  $(11,239,405)          $(14,229,627)
                                                                          -------------          -------------
45   CASH AND CASH EQUIVALENTS AT BEGINNING OF MONTH                       $184,340,774           $187,330,996
                                                                          -------------          -------------
46   CASH AND CASH EQUIVALENTS AT END OF MONTH                             $173,101,369           $173,101,369
                                                                          =============          =============

Notes:

(1) Adjustment to the Packeteer Stock for changes in market value from the petition date to the date of this report.

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA


In re: Metricom Finance, Inc.               CASE NO.             01-53297
                                                           --------------------

                                            CHAPTER 11
                                            MONTHLY OPERATING REPORT
                                            (GENERAL BUSINESS CASE)


                           SUMMARY OF FINANCIAL STATUS


MONTH ENDED:    Aug-01                      PETITION DATE:       07/02/01
             ------------                                  --------------------

1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).

     Dollars reported in   $1
                           --

2.   ASSET AND LIABILITY STRUCTURE                                      END OF CURRENT      END OF PRIOR        AS OF PETITION
                                                                            MONTH               MONTH               FILING
                                                                        -------------       -------------       -------------
     a. Current Assets                                                  $           0      $           0
                                                                        -------------       ------------
     b. Total Assets                                                    $           0      $           0        $           0
                                                                        -------------       ------------        -------------
     c. Current Liabilities                                             $           0      $           0
                                                                        -------------       ------------
     d. Total Liabilities                                               $           0      $           0        $           0
                                                                        -------------       -------------       -------------

                                                                                                                  CUMULATIVE
3.   STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH               CURRENT MONTH        PRIOR MONTH        (CASE TO DATE)
                                                                        -------------       -------------       -------------
     a. Total Receipts                                                  $           0       $           0       $           0
                                                                        -------------       -------------       -------------
     b. Total Disbursements                                             $           0       $           0       $           0
                                                                        -------------       -------------       -------------
     c. Excess (Deficiency) of Receipts Over Disbursements (a - b)      $           0       $           0       $           0
                                                                        -------------       -------------       -------------
     d. Cash Balance Beginning of Month                                 $           0       $           0       $           0
                                                                        -------------       -------------       -------------
     e. Cash Balance End of Month (c + d)                               $           0       $           0       $           0
                                                                        -------------       -------------       -------------

                                                                                                                  CUMULATIVE
                                                                        CURRENT MONTH        PRIOR MONTH        (CASE TO DATE)
                                                                        -------------       -------------       -------------
4.   PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                     $           0       $           0       $           0
                                                                        -------------       -------------       -------------
5.   ACCOUNT RECEIVABLES (PRE AND POST PETITION)                        $           0       $           0
                                                                        -------------       -------------
6.   POST-PETITION LIABILITIES                                          $           0       $           0
                                                                        -------------       -------------
7.   PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)             $           0       $           0
                                                                        -------------       -------------

AT THE END OF THIS REPORTING MONTH:                                                              YES                  NO
                                                                                            -------------       -------------

8.   Have any payments been made on pre-petition debt, other than payments in                                         X
     the normal course to secured creditors or lessors? (if yes, attach listing             -------------       -------------
     including date of payment, amount of payment and name of payee)

9.   Have any payments been made to professionals? (if yes, attach listing                                            X
     including date of payment, amount of payment and name of payee)                        -------------       -------------

10.  If the answer is yes to 8 or 9, were all such payments approved by the                                           X
     court?                                                                                 -------------       -------------

11.  Have any payments been made to officers, insiders, shareholders, relatives?                                      X
     (if yes, attach listing including date of payment, amount and reason for               -------------       -------------
     payment, and name of payee)

12.  Is the estate insured for replacement cost of assets and for general                         X
     liability?                                                                             -------------

13.  Are a plan and disclosure statement on file?                                                                     X
                                                                                            -------------       -------------

14.  Was there any post-petition borrowing during this reporting period?                                              X
                                                                                            -------------       -------------

15.  Check if paid: Post-petition taxes __;     U.S. Trustee Quarterly Fees ____; Check if filing is current for: Post-petition tax reporting and tax returns: __.

     (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.


Date:  09/19/01                  /s/ DAVID J. PANGBURN
     ------------              -------------------------------------------------
                               Responsible Individual

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                          For the Month Ended 08/31/01

          CURRENT MONTH
--------------------------------------
                                                                                                  CUMULATIVE    NEXT MONTH
   ACTUAL         FORECAST    VARIANCE                                                          (CASE TO DATE)   FORECAST
--------------  -----------   --------                                                           ------------   -----------
                                            REVENUES:
            $0           $0         $0      1  Gross Sales                                                 $0            $0
--------------  -----------   --------                                                           ------------   -----------
            $0           $0         $0      2  less: Sales Returns & Allowances                            $0            $0
--------------  -----------   --------                                                           ------------   -----------
            $0           $0         $0      3  Net Sales                                                   $0            $0
--------------  -----------   --------                                                           ------------   -----------
            $0           $0         $0      4  less: Cost of Goods Sold        (Schedule 'B')              $0            $0
--------------  -----------   --------                                                           ------------   -----------
            $0           $0         $0      5  Gross Profit                                                $0            $0
--------------  -----------   --------                                                           ------------   -----------
            $0           $0         $0      6  Interest                                                    $0            $0
--------------  -----------   --------                                                           ------------   -----------
            $0           $0         $0      7  Other Income:                                               $0            $0
--------------  -----------   --------                       ---------------------------------   ------------   -----------
                                            8
--------------  -----------   --------        ------------------------------------------------   ------------   -----------
                                            9
--------------  -----------   --------        ------------------------------------------------   ------------   -----------
            $0           $0         $0     10       TOTAL REVENUES                                         $0            $0
--------------  -----------   --------                                                           ------------   -----------
                                           EXPENSES:
            $0           $0         $0     11  Compensation to Owner(s)/Officer(s)                         $0            $0
--------------  -----------   --------                                                           ------------   -----------
            $0           $0         $0     12  Salaries                                                    $0            $0
--------------  -----------   --------                                                           ------------   -----------
            $0           $0         $0     13  Commissions                                                 $0            $0
--------------  -----------   --------                                                           ------------   -----------
            $0           $0         $0     14  Contract Labor                                              $0            $0
--------------  -----------   --------                                                           ------------   -----------
                                               Rent/Lease:
            $0           $0         $0     15   Personal Property                                          $0            $0
--------------  -----------   --------                                                           ------------   -----------
            $0           $0         $0     16   Real Property                                              $0            $0
--------------  -----------   --------                                                           ------------   -----------
            $0           $0         $0     17  Insurance                                                   $0            $0
--------------  -----------   --------                                                           ------------   -----------
            $0           $0         $0     18  Management Fees                                             $0            $0
--------------  -----------   --------                                                           ------------   -----------
            $0           $0         $0     19  Depreciation                                                $0            $0
--------------  -----------   --------                                                           ------------   -----------
            $0           $0         $0     20  Taxes:                                                      $0            $0
                                                 Employer Payroll Taxes
--------------  -----------   --------                                                           ------------   -----------
            $0           $0         $0     21    Real Property Taxes                                       $0            $0
--------------  -----------   --------                                                           ------------   -----------
            $0           $0         $0     22    Other Taxes                                               $0            $0
--------------  -----------   --------                                                           ------------   -----------
            $0           $0         $0     23  Other Selling                                               $0            $0
--------------  -----------   --------                                                           ------------   -----------
            $0           $0         $0     24  Other Administrative                                        $0            $0
--------------  -----------   --------                                                           ------------   -----------
            $0           $0         $0     25  Interest                                                    $0            $0
--------------  -----------   --------                                                           ------------   -----------
            $0           $0         $0     26  Other Expenses:                                             $0            $0
--------------  -----------   --------                                                           ------------   -----------
            $0           $0         $0     27                                                              $0            $0
--------------  -----------   --------        -----------------                                  ------------   -----------
            $0           $0         $0     28                                                              $0            $0
--------------  -----------   --------        -----------------                                  ------------   -----------
            $0           $0         $0     29                                                              $0            $0
--------------  -----------   --------        -----------------                                  ------------   -----------
            $0           $0         $0     30                                                              $0            $0
--------------  -----------   --------        -----------------                                  ------------   -----------
            $0           $0         $0     31                                                              $0            $0
--------------  -----------   --------        -----------------                                  ------------   -----------
            $0           $0         $0     32                                                              $0            $0
--------------  -----------   --------        -----------------                                  ------------   -----------
            $0           $0         $0     33                                                              $0            $0
--------------  -----------   --------        -----------------                                  ------------   -----------
            $0           $0         $0     34                                                              $0            $0
--------------  -----------   --------        -----------------                                  ------------   -----------
            $0           $0         $0     35       TOTAL EXPENSES                                         $0            $0
--------------  -----------   --------                                                           ------------   -----------
            $0           $0         $0     36 SUBTOTAL                                                     $0            $0
--------------  -----------   --------                                                           ------------   -----------
                                              REORGANIZATION ITEMS:
            $0           $0         $0     37  Professional Fees                                           $0            $0
--------------  -----------   --------                                                           ------------   -----------
            $0           $0         $0     38  Provisions for Rejected Executory Contracts                 $0            $0
--------------  -----------   --------                                                           ------------   -----------
            $0           $0         $0     39  Interest Earned on Accumulated Cash from                    $0            $0
--------------  -----------   --------                                                           ------------   -----------
                                               Resulting Chp 11 Case
            $0           $0         $0     40  Gain or (Loss) from Sale of Equipment                       $0            $0
--------------  -----------   --------                                                           ------------   -----------
            $0           $0         $0     41  U.S. Trustee Quarterly Fees                                 $0            $0
--------------  -----------   --------                                                           ------------   -----------
            $0           $0         $0     42                                                              $0            $0
--------------  -----------   --------        ------------------------------------------------   ------------   -----------
            $0           $0         $0     43        TOTAL REORGANIZATION ITEMS                            $0            $0
--------------  -----------   --------                                                           ------------   -----------
            $0           $0         $0     44  NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES              $0            $0
--------------  -----------   --------                                                           ------------   -----------
            $0           $0         $0     45  Federal & State Income Taxes                                $0            $0
--------------  -----------   --------                                                           ------------   -----------
            $0           $0         $0     46 NET PROFIT (LOSS)                                            $0            $0
==============  ===========   ========                                                           ============   ===========

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                          FOR THE MONTH ENDED   08/31/01
                                              -----------

    ASSETS
                                                                          FROM SCHEDULES    MARKET VALUE
                                                                          --------------    ------------
             CURRENT ASSETS
     1           Cash and cash equivalents - unrestricted                                             $0
                                                                                            ------------
     2           Cash and cash equivalents - restricted                                               $0
                                                                                            ------------
     3           Accounts receivable (net)                                      A                     $0
                                                                                            ------------
     4           Inventory                                                      B                     $0
                                                                                            ------------
     5           Prepaid expenses                                                                     $0
                                                                                            ------------
     6           Professional retainers                                                               $0
                                                                                            ------------
     7           Other:                                                                               $0
                        ----------------------------------------                            ------------
     8
                 -----------------------------------------------                            ------------
     9                 TOTAL CURRENT ASSETS                                                           $0
                                                                                            ------------
             PROPERTY AND EQUIPMENT (MARKET VALUE)

    10           Real property                                                  C                     $0
                                                                                            ------------
    11           Machinery and equipment                                        D                     $0
                                                                                            ------------
    12           Furniture and fixtures                                         D                     $0
                                                                                            ------------
    13           Office equipment                                               D                     $0
                                                                                            ------------
    14           Leasehold improvements                                         D                     $0
                                                                                            ------------
    15           Vehicles                                                       D                     $0
                                                                                            ------------
    16           Other:                                                         D                     $0
                        ----------------------------------------                            ------------
    17                                                                          D                     $0
                 -----------------------------------------------                            ------------
    18                                                                          D                     $0
                 -----------------------------------------------                            ------------
    19                                                                          D                     $0
                 -----------------------------------------------                            ------------
    20                                                                          D                     $0
                 -----------------------------------------------                            ------------

    21                 TOTAL PROPERTY AND EQUIPMENT                                                   $0

             OTHER ASSETS

    22           Loans to shareholders                                                                $0
                                                                                            ------------
    23           Loans to affiliates                                                                  $0
                                                                                            ------------
    24
                 -----------------------------------------------                            ------------
    25
                 -----------------------------------------------                            ------------
    26
                 -----------------------------------------------                            ------------
    27
                 -----------------------------------------------                            ------------
    28                 TOTAL OTHER ASSETS                                                             $0
                                                                                            ------------
    29                 TOTAL ASSETS                                                                   $0
                                                                                            ============

     NOTE:

        Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

                             LIABILITIES AND EQUITY
                             (General Business Case)

        LIABILITIES FROM SCHEDULES

           POST-PETITION

             CURRENT LIABILITIES

    30           Salaries and wages                                                                   $0
                                                                                            ------------
    31           Payroll taxes                                                                        $0
                                                                                            ------------
    32           Real and personal property taxes                                                     $0
                                                                                            ------------
    33           Income taxes                                                                         $0
                                                                                            ------------
    34           Sales taxes                                                                          $0
                                                                                            ------------
    35           Notes payable (short term)                                                           $0
                                                                                            ------------
    36           Accounts payable (trade)                                       A                     $0
                                                                                            ------------
    37           Real property lease arrearage                                                        $0
                                                                                            ------------
    38           Personal property lease arrearage                                                    $0
                                                                                            ------------
    39           Accrued professional fees                                                            $0
                                                                                            ------------
    40           Current portion of long-term post-petition debt (due within 12 months)               $0
                                                                                            ------------
    41           Other:                                                                               $0
                        ----------------------------------------                            ------------
    42
                 -----------------------------------------------                            ------------
    43
                 -----------------------------------------------                            ------------
    44           TOTAL CURRENT LIABILITIES                                                            $0
                                                                                            ------------
    45           LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION                                 $0
                                                                                            ------------
    46           TOTAL POST-PETITION LIABILITIES                                                      $0
                                                                                            ------------
             PRE-PETITION LIABILITIES (ALLOWED AMOUNT)

    47           Secured claims                                                 F                     $0
                                                                                            ------------
    48           Priority unsecured claims                                      F                     $0
                                                                                            ------------
    49           General unsecured claims                                       F                     $0
                                                                                            ------------
    50           TOTAL PRE-PETITION LIABILITIES                                                       $0
                                                                                            ------------
    51           TOTAL LIABILITIES                                                                    $0
                                                                                            ------------
         EQUITY (DEFICIT)

    52           Retained Earnings/(Deficit) at time of filing                                        $0
                                                                                            ------------
    53           Capital Stock                                                                        $0
                                                                                            ------------
    54           Additional paid-in capital                                                           $0
                                                                                            ------------
    55           Cumulative profit/(loss) since filing of case                                        $0
                                                                                            ------------
    56           Post-petition contributions/(distributions) or (draws)                               $0
                                                                                            ------------
    57
                 -----------------------------------------------                            ------------
    58           Market value adjustment                                                              $0
                                                                                            ------------
    59                 TOTAL EQUITY (DEFICIT)                                                         $0
                                                                                            ------------
    60   TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                       $0
                                                                                            ============

                         SCHEDULES TO THE BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                                   SCHEDULE A

                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE


                                                ACCOUNTS RECEIVABLE   ACCOUNTS PAYABLE       PAST DUE
RECEIVABLES AND PAYABLES AGINGS               [PRE AND POST PETITION]  [POST PETITION]  POST PETITION DEBT
                                              ----------------------- ----------------  ------------------
     0 -30 Days                                       $        0         $        0
                                                      ----------         ----------
     31-60 Days                                       $        0                  0
                                                      ----------         ----------
     61-90 Days                                       $        0                  0         $        0
                                                      ----------         ----------         ----------
     91+ Days                                         $        0                  0
                                                      ----------         ----------
     Total accounts receivable/payable                $        0         $        0
                                                      ----------         ==========
     Allowance for doubtful accounts                  $        0
                                                      ----------
     Accounts receivable (net)                        $        0
                                                      ==========

                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)                      COST OF GOODS SOLD
                                                                                                       -----------
                                     INVENTORY(IES)
                                      BALANCE AT
                                     END OF MONTH       INVENTORY BEGINNING OF MONTH                   $         0
                                      -----------                                                      -----------
                                                        Add -
    Retail/Restaurants -                                  Net purchase                                 $         0
                                                                                                       -----------
      Product for resale              $         0         Direct labor                                 $         0
                                      -----------                                                      -----------
                                                          Manufacturing overhead                       $         0
                                                                                                       -----------
    Distribution -                                        Freight in                                   $         0
                                                                                                       -----------
      Products for resale             $         0         Other:                                       $         0
                                      -----------                                                      -----------

                                                          -------------------------------------        -----------
    Manufacturer -
                                                          -------------------------------------        -----------
      Raw Materials                   $         0
                                      -----------
      Work-in-progress                $         0        Less -
                                      -----------
      Finished goods                  $         0         Inventory End of Month                       $         0
                                      -----------                                                      -----------
                                                          Shrinkage                                    $         0
                                                                                                       -----------
    Other - Explain                   $         0         Personal use                                 $         0
                                      -----------                                                      -----------
    ------------------------------
    ------------------------------
                                                        Cost of Goods Sold                             $         0
                                                                                                       ===========
        TOTAL                         $         0
                                      ===========

 METHOD OF INVENTORY CONTROL                                INVENTORY VALUATION METHODS
 Do you have a functioning perpetual inventory system?      Indicate by a checkmark method of inventory used.

           Yes        No
               ---       ---
 How often do you take a complete physical inventory?       Valuation methods -
                                                               FIFO cost
                                                                                                 --
  Weekly                                                       LIFO cost
                  ------                                                                         --
  Monthly                                                      Lower of cost or market
                  ------                                                                         --
  Quarterly                                                    Retail method
                  ------                                                                         --
  Semi-annually                                                Other
                  ------                                                                         --
  Annually                                                          Explain
                  ------

Date of last physical inventory was  Not Applicable
                                     ------------------------    -----------------------------------------------------------

                                                                 -----------------------------------------------------------
Date of next physical inventory is   Not Applicable
                                     ------------------------    -----------------------------------------------------------

                                   SCHEDULE C
                                  REAL PROPERTY

Description                                            COST                 MARKET VALUE
                                                   -------------            -------------
      None                                         $           0            $           0
      ----------------------------------           -------------            -------------
      ----------------------------------           -------------            -------------
      ----------------------------------           -------------            -------------
      ----------------------------------           -------------            -------------
      ----------------------------------           -------------            -------------
      ----------------------------------           -------------            -------------
      Total                                        $           0            $           0
                                                   =============            =============

                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS

Description                                            COST                 MARKET VALUE
                                                   -------------            -------------
Machinery & Equipment -
      None                                         $           0            $           0
      ----------------------------------           -------------            -------------
      ----------------------------------           -------------            -------------
      ----------------------------------           -------------            -------------
      ----------------------------------           -------------            -------------
      Total                                        $           0            $           0
                                                   =============            =============

Furniture & Fixtures -
      None                                         $           0            $           0
      ----------------------------------           -------------            -------------
      ----------------------------------           -------------            -------------
      ----------------------------------           -------------            -------------
      ----------------------------------           -------------            -------------
      Total                                        $           0            $           0
                                                   =============            =============

Office Equipment -
      None                                         $           0            $           0
      ----------------------------------           -------------            -------------
      ----------------------------------           -------------            -------------
      ----------------------------------           -------------            -------------
      ----------------------------------           -------------            -------------
      Total                                        $           0            $           0
                                                   =============            =============

Leasehold Improvements -
      None                                         $           0            $           0
      ----------------------------------           -------------            -------------
      ----------------------------------           -------------            -------------
      ----------------------------------           -------------            -------------
      ----------------------------------           -------------            -------------
      Total                                        $           0            $           0
                                                   =============            =============

Vehicles -
      None                                         $           0            $           0
      ----------------------------------           -------------            -------------
      ----------------------------------           -------------            -------------
      ----------------------------------           -------------            -------------
      ----------------------------------           -------------            -------------
      Total                                        $           0            $           0
                                                   =============            =============

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)

TAXES PAYABLE                                  0-30 DAYS      31-60 DAYS      61-90 DAYS       91+ DAYS          TOTAL
                                              ----------      ----------      ----------      ----------      ----------
FEDERAL

       Income Tax Withholding                 $        0      $        0      $        0      $        0      $        0
                                              ----------      ----------      ----------      ----------      ----------
       FICA - Employee                        $        0      $        0      $        0      $        0      $        0
                                              ----------      ----------      ----------      ----------      ----------
       FICA - Employer                        $        0      $        0      $        0      $        0      $        0
                                              ----------      ----------      ----------      ----------      ----------
       Unemployment (FUTA)                    $        0      $        0      $        0      $        0      $        0
                                              ----------      ----------      ----------      ----------      ----------
       Income                                 $        0      $        0      $        0      $        0      $        0
                                              ----------      ----------      ----------      ----------      ----------
       Other (Attach List)                    $        0      $        0      $        0      $        0      $        0
                                              ----------      ----------      ----------      ----------      ----------
TOTAL FEDERAL TAXES                           $        0      $        0      $        0      $        0      $        0
                                              ----------      ----------      ----------      ----------      ----------
STATE AND LOCAL

       Income Tax Withholding                 $        0      $        0      $        0      $        0      $        0
                                              ----------      ----------      ----------      ----------      ----------
       Unemployment (UT)                      $        0      $        0      $        0      $        0      $        0
                                              ----------      ----------      ----------      ----------      ----------
       Disability Insurance (DI)              $        0      $        0      $        0      $        0      $        0
                                              ----------      ----------      ----------      ----------      ----------
       Empl. Training Tax (ETT)               $        0      $        0      $        0      $        0      $        0
                                              ----------      ----------      ----------      ----------      ----------
       Sales and Use Tax                      $        0      $        0      $        0      $        0      $        0
                                              ----------      ----------      ----------      ----------      ----------
       Excise                                 $        0      $        0      $        0      $        0      $        0
                                              ----------      ----------      ----------      ----------      ----------
       Real property                          $        0      $        0      $        0      $        0      $        0
                                              ----------      ----------      ----------      ----------      ----------
       Personal property                      $        0      $        0      $        0      $        0      $        0
                                              ----------      ----------      ----------      ----------      ----------
       Income                                 $        0      $        0      $        0      $        0      $        0
                                              ----------      ----------      ----------      ----------      ----------
       Other (Attach List)                    $        0      $        0      $        0      $        0      $        0
                                              ----------      ----------      ----------      ----------      ----------
TOTAL STATE & LOCAL TAXES                     $        0      $        0      $        0      $        0      $        0
                                              ----------      ----------      ----------      ----------      ----------
TOTAL TAXES                                   $        0      $        0      $        0      $        0      $        0
                                              ==========      ==========      ==========      ==========      ==========



                                   SCHEDULE F
                            PRE-PETITION LIABILITIES

                                                   CLAIMED            ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -         AMOUNT          AMOUNT (b)
-------------------------------------------      ------------      ------------
        Secured claims  (a)                      $          0      $          0
                                                 ------------      ------------
        Priority claims other than taxes         $          0      $          0
                                                 ------------      ------------
        Priority tax claims                      $          0      $          0
                                                 ------------      ------------
        General unsecured claims                 $          0      $          0
                                                 ------------      ------------

    (a) List total amount of claims even it under secured.

    (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.


                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                           ACCOUNT 1        ACCOUNT 2         ACCOUNT 3        ACCOUNT 4
                                           ---------        ---------         ---------        ---------
Bank                                         None
                                          ------------     ------------      ------------     ------------
Account Type
                                          ------------     ------------      ------------     ------------
Account No.
                                          ------------     ------------      ------------     ------------
Account Purpose
                                          ------------     ------------      ------------     ------------
Balance, End of Month
                                          ------------     ------------      ------------     ------------
Total Funds on Hand for all Accounts      $         0
                                          ============

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                        FOR THE MONTH ENDED  08/31/01
                                           ------------

                                                                              Actual              Cumulative
                                                                          Current Month         (Case to Date)
                                                                          -------------          -------------
   CASH RECEIPTS
1       Rent/Leases Collected
                                                                          -------------          -------------
2       Cash Received from Sales                                          $           0          $           0
                                                                          -------------          -------------
3       Interest Received                                                 $           0          $           0
                                                                          -------------          -------------
4       Borrowings                                                        $           0          $           0
                                                                          -------------          -------------
5       Funds from Shareholders, Partners, or Other Insiders              $           0          $           0
                                                                          -------------          -------------
6       Capital Contributions                                             $           0          $           0
                                                                          -------------          -------------
7
        ---------------------------------------------------------         -------------          -------------
8
        ---------------------------------------------------------         -------------          -------------
9
        ---------------------------------------------------------         -------------          -------------
10
        ---------------------------------------------------------         -------------          -------------
11
        ---------------------------------------------------------         -------------          -------------
12           TOTAL CASH RECEIPTS                                          $           0          $           0
                                                                          -------------          -------------

   CASH DISBURSEMENTS
13      Payments for Inventory                                            $           0          $           0
                                                                          -------------          -------------
14      Selling                                                           $           0          $           0
                                                                          -------------          -------------
15      Administrative                                                    $           0          $           0
                                                                          -------------          -------------
16      Capital Expenditures                                              $           0          $           0
                                                                          -------------          -------------
17      Principal Payments on Debt                                        $           0          $           0
                                                                          -------------          -------------
18      Interest Paid                                                     $           0          $           0
                                                                          -------------          -------------
        Rent/Lease:
19          Personal Property                                             $           0          $           0
                                                                          -------------          -------------
20          Real Property                                                 $           0          $           0
                                                                          -------------          -------------
        Amount Paid to Owner(s)/Officer(s)
21          Salaries                                                      $           0          $           0
                                                                          -------------          -------------
22          Draws                                                         $           0          $           0
                                                                          -------------          -------------
23          Commissions/Royalties                                         $           0          $           0
                                                                          -------------          -------------
24          Expense Reimbursements                                        $           0          $           0
                                                                          -------------          -------------
25          Other                                                         $           0          $           0
                                                                          -------------          -------------
26      Salaries/Commissions (less employee withholding)                  $           0          $           0
                                                                          -------------          -------------
27      Management Fees                                                   $           0          $           0
                                                                          -------------          -------------
        Taxes:
28          Employee Withholding                                          $           0          $           0
                                                                          -------------          -------------
29          Employer Payroll Taxes                                        $           0          $           0
                                                                          -------------          -------------
30          Real Property Taxes                                           $           0          $           0
                                                                          -------------          -------------
31          Other Taxes                                                   $           0          $           0
                                                                          -------------          -------------
32      Other Cash Outflows:                                              $           0          $           0
                                                                          -------------          -------------
33
        ---------------------------------------------------------         -------------          -------------
34
        ---------------------------------------------------------         -------------          -------------
35
        ---------------------------------------------------------         -------------          -------------
36
        ---------------------------------------------------------         -------------          -------------
37
        ---------------------------------------------------------         -------------          -------------
38          TOTAL CASH DISBURSEMENTS:                                     $           0          $           0
                                                                          -------------          -------------
39  NET INCREASE (DECREASE) IN CASH                                       $           0          $           0
                                                                          -------------          -------------
40  CASH BALANCE, BEGINNING OF PERIOD                                     $           0          $           0
                                                                          -------------          -------------
41  CASH BALANCE, END OF PERIOD                                           $           0          $           0
                                                                          =============          =============

                             STATEMENT OF CASH FLOWS
           (OPTIONAL) INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS

                          FOR THE MONTH ENDED  08/31/01
                                               --------

                                                                             ACTUAL               CUMULATIVE
CASH FLOWS FROM OPERATING ACTIVITIES                                      CURRENT MONTH         (CASE TO DATE)
                                                                          -------------          -------------
1       Cash Received from Sales                                          $           0          $           0
                                                                          -------------          -------------
2       Rent/Leases Collected                                             $           0          $           0
                                                                          -------------          -------------
3       Interest Received                                                 $           0          $           0
                                                                          -------------          -------------
4       Cash Paid to Suppliers                                            $           0          $           0
                                                                          -------------          -------------
5       Cash Paid for Selling Expenses                                    $           0          $           0
                                                                          -------------          -------------
6       Cash Paid for Administrative Expenses                             $           0          $           0
                                                                          -------------          -------------
        Cash Paid for Rents/Leases:
7           Personal Property                                             $           0          $           0
                                                                          -------------          -------------
8           Real Property                                                 $           0          $           0
                                                                          -------------          -------------
9       Cash Paid for Interest                                            $           0          $           0
                                                                          -------------          -------------
10      Cash Paid for Net Payroll and Benefits                            $           0          $           0
                                                                          -------------          -------------
        Cash Paid to Owner(s)/Officer(s)
11          Salaries                                                      $           0          $           0
                                                                          -------------          -------------
12          Draws                                                         $           0          $           0
                                                                          -------------          -------------
13          Commissions/Royalties                                         $           0          $           0
                                                                          -------------          -------------
14          Expense Reimbursements                                        $           0          $           0
                                                                          -------------          -------------
15          Other                                                         $           0          $           0
                                                                          -------------          -------------
        Cash Paid for Taxes Paid/Deposited to Tax Acct.
16          Employer Payroll Tax                                          $           0          $           0
                                                                          -------------          -------------
17          Employee Withholdings                                         $           0          $           0
                                                                          -------------          -------------
18          Real Property Taxes                                           $           0          $           0
                                                                          -------------          -------------
19          Other Taxes                                                   $           0          $           0
                                                                          -------------          -------------
20      Cash Paid for General Expenses                                    $           0          $           0
                                                                          -------------          -------------
21
          -------------------------------------------------------         -------------          -------------
22
          -------------------------------------------------------         -------------          -------------
23
          -------------------------------------------------------         -------------          -------------
24
          -------------------------------------------------------         -------------          -------------
25
          -------------------------------------------------------         -------------          -------------
26
          -------------------------------------------------------         -------------          -------------
27   NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES
     BEFORE REORGANIZATION ITEMS                                          $           0          $           0
                                                                          -------------          -------------

     CASH FLOWS FROM REORGANIZATION ITEMS

28      Interest Received on Cash Accumulated Due to Chp 11 Case          $           0          $           0
                                                                          -------------          -------------
29      Professional Fees Paid for Services in Connection
         with Chp 11 Case                                                 $           0          $           0
                                                                          -------------          -------------
30      U.S. Trustee Quarterly Fees                                       $           0          $           0
                                                                          -------------          -------------
31
          -------------------------------------------------------         -------------          -------------
32        NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                $           0          $           0
                                                                          -------------          -------------
33   NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND
     REORGANIZATION ITEMS                                                 $           0          $           0
                                                                          -------------          -------------
     CASH FLOWS FROM INVESTING ACTIVITIES

34        Capital Expenditures                                            $           0          $           0
                                                                          -------------          -------------
35        Proceeds from Sales of Capital Goods due to Chp 11 Case         $           0          $           0
                                                                          -------------          -------------
36
          -------------------------------------------------------         -------------          -------------
37        NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                $           0          $           0
                                                                          -------------          -------------
     CASH FLOWS FROM FINANCING ACTIVITIES

38      Net Borrowings (Except Insiders)                                  $           0          $           0
                                                                          -------------          -------------
39      Net Borrowings from Shareholders, Partners, or Other Insiders     $           0          $           0
                                                                          -------------          -------------
40      Capital Contributions                                             $           0          $           0
                                                                          -------------          -------------
41      Principal Payments                                                $           0          $           0
                                                                          -------------          -------------
42
          -------------------------------------------------------         -------------          -------------
43        NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                $           0          $           0
                                                                          -------------          -------------
44   NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                 $           0          $           0
                                                                          -------------          -------------
45   CASH AND CASH EQUIVALENTS AT BEGINNING OF MONTH                      $           0          $           0
                                                                          -------------          -------------
46   CASH AND CASH EQUIVALENTS AT END OF MONTH                            $           0          $           0
                                                                          =============          =============

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re:  Metricom New York, L.L.C.              CASE NO.          01-53301

                                               CHAPTER 11
                                               MONTHLY OPERATING REPORT
                                               (GENERAL BUSINESS CASE)

                           SUMMARY OF FINANCIAL STATUS

        MONTH ENDED:   Aug-01           PETITION DATE:     07/02/01
                     ----------                         ---------------

1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).

        Dollars reported in $1

2.      ASSET AND LIABILITY STRUCTURE                     END OF CURRENT     END OF PRIOR    AS OF PETITION
                                                              MONTH             MONTH            FILING
                                                          --------------     ------------    --------------
        a. Current Assets                                             $0               $0
                                                          --------------     ------------
        b. Total Assets                                               $0               $0                $0
                                                          --------------     ------------    --------------
        c. Current Liabilities                                        $0               $0
                                                          --------------     ------------
        d. Total Liabilities                                          $0               $0                $0
                                                          --------------     ------------    --------------

3.      STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH

                                                                                                CUMULATIVE
                                                          CURRENT MONTH     PRIOR MONTH       (CASE TO DATE)
                                                          -------------     -----------       --------------
        a. Total Receipts                                            $0              $0                   $0
                                                          -------------     -----------       --------------
        b. Total Disbursements                                       $0              $0                   $0
                                                          -------------     -----------       --------------
        c. Excess (Deficiency) of Receipts Over
           Disbursements (a - b)                                     $0              $0                   $0
                                                          -------------     -----------       --------------
        d. Cash Balance Beginning of Month                           $0              $0                   $0
                                                          -------------     -----------       --------------
        e. Cash Balance End of Month (c + d)                         $0              $0                   $0
                                                          -------------     -----------       --------------

                                                                                                CUMULATIVE
                                                          CURRENT MONTH     PRIOR MONTH       (CASE TO DATE)
                                                          -------------     -----------       --------------
4.      PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS               $0              $0                   $0
                                                          -------------     -----------       --------------
5.      ACCOUNT RECEIVABLES (PRE AND POST PETITION)                  $0              $0
                                                          -------------     -----------
6.      POST-PETITION LIABILITIES                                    $0              $0
                                                          -------------     -----------
7.      PAST DUE POST-PETITION ACCOUNT PAYABLES
        (OVER 30 DAYS)                                               $0              $0
                                                          -------------     -----------

AT THE END OF THIS REPORTING MONTH:                                                                         YES            NO
                                                                                                            ---            --
8.      Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of
        payment, amount of payment and name of payee)                                                                       x
                                                                                                            ---            --
9.      Have any payments been made to professionals?  (if yes, attach listing including date of
        payment, amount of payment and name of payee)                                                                       x
                                                                                                            ---            --
10.     If the answer is yes to 8 or 9, were all such payments approved by the court?
11.     Have any payments been made to officers, insiders, shareholders, relatives?  (if yes,
        attach listing including date of payment, amount and reason for payment, and name of payee)                         x
                                                                                                            ---            --
12.     Is the estate insured for replacement cost of assets and for general liability?                      x
                                                                                                            ---            --
13.     Are a plan and disclosure statement on file?                                                                        x
                                                                                                            ---            --
14.     Was there any post-petition borrowing during this reporting period?                                                 x
                                                                                                            ---            --

15.     Check if paid: Post-petition taxes____;     U.S. Trustee Quarterly Fees_____; Check if filing is current for: Post-petition
        tax reporting and tax returns:    ____.
        (Attach explanation, if post-petition taxes or U.S. Trustee
        Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.


Date:  09/19/01                        /s/ David J. Pangburn
     -----------------                 -----------------------------------------
                                       Responsible Individual

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                          For the Month Ended 08/31/01

       CURRENT MONTH
-----------------------------
                                                                                       CUMULATIVE       NEXT MONTH
ACTUAL   FORECAST    VARIANCE                                                        (CASE TO DATE)      FORECAST
------   --------    --------                                                        --------------     ----------
                                    REVENUES:
    $0         $0          $0     1   Gross Sales                                                $0             $0
------   --------    --------                                                        --------------     ----------
    $0         $0          $0     2   less: Sales Returns & Allowances                           $0             $0
------   --------    --------                                                        --------------     ----------
    $0         $0          $0     3   Net Sales                                                  $0             $0
------   --------    --------                                                        --------------     ----------
    $0         $0          $0     4   less: Cost of Goods Sold (Schedule 'B')                    $0             $0
------   --------    --------                                                        --------------     ----------
    $0         $0          $0     5   Gross Profit                                               $0             $0
------   --------    --------                                                        --------------     ----------
    $0         $0          $0     6   Interest                                                   $0             $0
------   --------    --------                                                        --------------     ----------
    $0         $0          $0     7   Other Income:                                              $0             $0
------   --------    --------                      -------------------------------   --------------     ----------
                                  8
------   --------    --------       ----------------------------------------------   --------------     ----------
                                  9
------   --------    --------       ----------------------------------------------   --------------     ----------
    $0         $0          $0    10       TOTAL REVENUES                                         $0             $0
------   --------    --------                                                        --------------     ----------
                                     EXPENSES:
    $0         $0          $0    11   Compensation to Owner(s)/Officer(s)                        $0             $0
------   --------    --------                                                        --------------     ----------
    $0         $0          $0    12   Salaries                                                   $0             $0
------   --------    --------                                                        --------------     ----------
    $0         $0          $0    13   Commissions                                                $0             $0
------   --------    --------                                                        --------------     ----------
    $0         $0          $0    14   Contract Labor                                             $0             $0
                                      Rent/Lease:
------   --------    --------                                                        --------------     ----------
    $0         $0          $0    15     Personal Property                                        $0             $0
------   --------    --------                                                        --------------     ----------
    $0         $0          $0    16     Real Property                                            $0             $0
------   --------    --------                                                        --------------     ----------
    $0         $0          $0    17   Insurance                                                  $0             $0
------   --------    --------                                                        --------------     ----------
    $0         $0          $0    18   Management Fees                                            $0             $0
------   --------    --------                                                        --------------     ----------
    $0         $0          $0    19   Depreciation                                               $0             $0
------   --------    --------                                                        --------------     ----------
                                      Taxes:
    $0         $0          $0    20     Employer Payroll Taxes                                   $0             $0
------   --------    --------                                                        --------------     ----------
    $0         $0          $0    21     Real Property Taxes                                      $0             $0
------   --------    --------                                                        --------------     ----------
    $0         $0          $0    22     Other Taxes                                              $0             $0
------   --------    --------                                                        --------------     ----------
    $0         $0          $0    23   Other Selling                                              $0             $0
------   --------    --------                                                        --------------     ----------
    $0         $0          $0    24   Other Administrative                                       $0             $0
------   --------    --------                                                        --------------     ----------
    $0         $0          $0    25   Interest                                                   $0             $0
------   --------    --------                                                        --------------     ----------
    $0         $0          $0    26   Other Expenses:                                            $0             $0
------   --------    --------                        -----------------------------   --------------     ----------
    $0         $0          $0    27                                                              $0             $0
------   --------    --------       ----------------------------------------------   --------------     ----------
    $0         $0          $0    28                                                              $0             $0
------   --------    --------       ----------------------------------------------   --------------     ----------
    $0         $0          $0    29                                                              $0             $0
------   --------    --------       ----------------------------------------------   --------------     ----------
    $0         $0          $0    30                                                              $0             $0
------   --------    --------       ----------------------------------------------   --------------     ----------
    $0         $0          $0    31                                                              $0             $0
------   --------    --------       ----------------------------------------------   --------------     ----------
    $0         $0          $0    32                                                              $0             $0
------   --------    --------       ----------------------------------------------   --------------     ----------
    $0         $0          $0    33                                                              $0             $0
------   --------    --------       ----------------------------------------------   --------------     ----------
    $0         $0          $0    34                                                              $0             $0
------   --------    --------       ----------------------------------------------   --------------     ----------


    $0         $0          $0    35     TOTAL EXPENSES                                           $0             $0
------   --------    --------                                                        --------------     ----------
    $0         $0          $0    36  SUBTOTAL                                                    $0             $0
------   --------    --------                                                        --------------     ----------
                                     REORGANIZATION ITEMS:
    $0         $0          $0    37   Professional Fees                                          $0             $0
------   --------    --------                                                        --------------     ----------
    $0         $0          $0    38   Provisions for Rejected Executory Contracts                $0             $0
------   --------    --------                                                        --------------     ----------
    $0         $0          $0    39   Interest Earned on Accumulated Cash from                   $0             $0
------   --------    --------                                                        --------------     ----------
                                      Resulting Chp 11 Case
    $0         $0          $0    40   Gain or (Loss) from Sale of Equipment                      $0             $0
------   --------    --------                                                        --------------     ----------
    $0         $0          $0    41   U.S. Trustee Quarterly Fees                                $0             $0
------   --------    --------                                                        --------------     ----------
    $0         $0          $0    42                                                              $0             $0
------   --------    --------       ----------------------------------------------   --------------     ----------
    $0         $0          $0    43    TOTAL REORGANIZATION ITEMS                                $0             $0
------   --------    --------                                                        --------------     ----------
    $0         $0          $0    44  NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES              $0             $0
------   --------    --------                                                        --------------     ----------
    $0         $0          $0    45   Federal & State Income Taxes                               $0             $0
------   --------    --------                                                        --------------     ----------
    $0         $0          $0    46  NET PROFIT (LOSS)                                           $0             $0
======   ========    ========                                                        ==============     ==========

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                          FOR THE MONTH ENDED 08/31/01

ASSETS
                                                       FROM SCHEDULES        MARKET VALUE
                                                       --------------        ------------
   CURRENT ASSETS

1      Cash and cash equivalents - unrestricted                                        $0
                                                                             ------------
2      Cash and cash equivalents - restricted                                          $0
                                                                             ------------
3      Accounts receivable (net)                             A                         $0
                                                                             ------------
4      Inventory                                             B                         $0
                                                                             ------------
5      Prepaid expenses                                                                $0
                                                                             ------------
6      Professional retainers                                                          $0
                                                                             ------------
7      Other:                                                                          $0
             --------------------------------------                          ------------
8
       --------------------------------------------                          ------------

9          TOTAL CURRENT ASSETS                                                        $0
                                                                             ------------
    PROPERTY AND EQUIPMENT (MARKET VALUE)

10     Real property                                         C                         $0
                                                                             ------------
11     Machinery and equipment                               D                         $0
                                                                             ------------
12     Furniture and fixtures                                D                         $0
                                                                             ------------
13     Office equipment                                      D                         $0
                                                                             ------------
14     Leasehold improvements                                D                         $0
                                                                             ------------
15     Vehicles                                              D                         $0
                                                                             ------------
16     Other:                                                D                         $0
             --------------------------------------                          ------------
17                                                           D                         $0
       --------------------------------------------                          ------------
18                                                           D                         $0
       --------------------------------------------                          ------------
19                                                           D                         $0
       --------------------------------------------                          ------------
20                                                           D                         $0
       --------------------------------------------                          ------------

21         TOTAL PROPERTY AND EQUIPMENT                                                $0
                                                                             ------------
    OTHER ASSETS

22     Loans to shareholders                                                           $0
                                                                             ------------
23     Loans to affiliates                                                             $0
                                                                             ------------
24
       --------------------------------------------                          ------------
25
       --------------------------------------------                          ------------
26
       --------------------------------------------                          ------------
27
       --------------------------------------------                          ------------
28         TOTAL OTHER ASSETS                                                          $0
                                                                             ------------
29         TOTAL ASSETS                                                                $0
                                                                             ============

NOTE:
        Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

  LIABILITIES FROM SCHEDULES

      POST-PETITION

          CURRENT LIABILITIES

30            Salaries and wages                                                                     $0
                                                                                           ------------
31            Payroll taxes                                                                          $0
                                                                                           ------------
32            Real and personal property taxes                                                       $0
                                                                                           ------------
33            Income taxes                                                                           $0
                                                                                           ------------
34            Sales taxes                                                                            $0
                                                                                           ------------
35            Notes payable (short term)                                                             $0
                                                                                           ------------
36            Accounts payable (trade)                                         A                     $0
                                                                                           ------------
37            Real property lease arrearage                                                          $0
                                                                                           ------------
38            Personal property lease arrearage                                                      $0
                                                                                           ------------
39            Accrued professional fees                                                              $0
                                                                                           ------------
40            Current portion of long-term post-petition debt
               (due within 12 months)                                                                $0
                                                                                           ------------
41            Other:                                                                                 $0
                    -------------------------------------------------                      ------------
42
              -------------------------------------------------------                      ------------
43
              -------------------------------------------------------                      ------------

44            TOTAL CURRENT LIABILITIES                                                              $0
                                                                                           ------------
45        LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION                                       $0
                                                                                           ------------
46            TOTAL POST-PETITION LIABILITIES                                                        $0
                                                                                           ------------
      PRE-PETITION LIABILITIES (ALLOWED AMOUNT)

47            Secured claims                                                   F                     $0
                                                                                           ------------
48            Priority unsecured claims                                        F                     $0
                                                                                           ------------
49            General unsecured claims                                         F                     $0
                                                                                           ------------
50            TOTAL PRE-PETITION LIABILITIES                                                         $0
                                                                                           ------------
51            TOTAL LIABILITIES                                                                      $0
                                                                                           ------------
   EQUITY (DEFICIT)

52        Retained Earnings/(Deficit) at time of filing                                              $0
                                                                                           ------------
53        Capital Stock                                                                              $0
                                                                                           ------------
54        Additional paid-in capital                                                                 $0
                                                                                           ------------
55        Cumulative profit/(loss) since filing of case                                              $0
                                                                                           ------------
56        Post-petition contributions/(distributions) or (draws)                                     $0
                                                                                           ------------
57
              -------------------------------------------------------                      ------------
58        Market value adjustment                                                                    $0
                                                                                           ------------
59            TOTAL EQUITY (DEFICIT)                                                                 $0
                                                                                           ------------
60 TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                            $0
                                                                                           ============

                         SCHEDULES TO THE BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                                   SCHEDULE A
                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE

                                                 ACCOUNTS RECEIVABLE         ACCOUNTS PAYABLE             PAST DUE
RECEIVABLES AND PAYABLES AGINGS                [PRE AND POST PETITION]        [POST PETITION]        POST PETITION DEBT
-------------------------------                -----------------------       ----------------        ------------------
  0 -30 Days                                                        $0                     $0
                                               -----------------------       ----------------
  31-60 Days                                                        $0                     $0
                                               -----------------------       ----------------
  61-90 Days                                                        $0                     $0                        $0
                                               -----------------------       ----------------        ------------------
  91+ Days                                                          $0                     $0
                                               -----------------------       ----------------
  Total accounts receivable/payable                                 $0                     $0
                                               -----------------------       ================
  Allowance for doubtful accounts                                   $0
                                               -----------------------
  Accounts receivable (net)                                         $0
                                               =======================

                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

                                           INVENTORY(IES)
                                             BALANCE AT
TYPES AND AMOUNT OF INVENTORY(IES)          END OF MONTH         COST OF GOODS SOLD
----------------------------------         --------------        ------------------
                                                                 INVENTORY BEGINNING OF MONTH                        $0
                                                                                                     ------------------
                                                                 Add -
  Retail/Restaurants -                                             Net purchase                                      $0
                                                                                                     ------------------
   Product for resale                                  $0          Direct labor                                      $0
                                           --------------                                            ------------------
                                                                   Manufacturing overhead                            $0
                                                                                                     ------------------
  Distribution -                                                   Freight in                                        $0
                                                                                                     ------------------
   Products for resale                                 $0          Other:                                            $0
                                           --------------        ---------------------------         ------------------

                                                                 ---------------------------         ------------------
  Manufacturer -
   Raw Materials                                       $0
                                           --------------                                            ------------------
   Work-in-progress                                    $0        Less -
                                           --------------                                            ------------------
   Finished goods                                      $0          Inventory End of Month                            $0
                                           --------------                                            ------------------
                                                                   Shrinkage                                         $0
                                                                                                     ------------------
  Other - Explain                                      $0          Personal Use                                      $0
                                           --------------                                            ------------------
--------------------------------------                           Cost of Goods Sold                                  $0
                                                                                                     ==================
--------------------------------------
   TOTAL                                               $0
                                           ==============

METHOD OF INVENTORY CONTROL                                      INVENTORY VALUATION METHODS
Do you have a functioning perpetual inventory system?            Indicate by a checkmark method of inventory used.
         Yes            No
            -------       -------
How often do you take a complete physical inventory?             Valuation methods -
                                                                   FIFO cost
                                                                                                -------
   Weekly                                                          LIFO cost
                     ---------                                                                  -------
   Monthly                                                         Lower of cost or market
                     ---------                                                                  -------
   Quarterly                                                       Retail method
                     ---------                                                                  -------
   Semi-annually                                                   Other
                     ---------                                                                  -------
   Annually                                                          Explain
                     ---------
Date of last physical inventory was   Not Applicable
                                     ------------------          ---------------------------------------------------------

                                                                 ---------------------------------------------------------
Date of next physical inventory is    Not Applicable
                                     ------------------          ---------------------------------------------------------

                                   SCHEDULE C
                                  REAL PROPERTY

Description                                 COST        MARKET VALUE
-----------                                 ----        ------------
  None                                        $0                  $0
  -------------------------------           ----        ------------
  -------------------------------           ----        ------------
  -------------------------------           ----        ------------
  -------------------------------           ----        ------------
  -------------------------------           ----        ------------
  Total                                       $0                  $0
                                            ====        ============

                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS

Description                                 COST        MARKET VALUE
-----------                                 ----        ------------
Machinery & Equipment -
  None                                        $0                  $0
  -------------------------------           ----        ------------
  -------------------------------           ----        ------------
  -------------------------------           ----        ------------
  -------------------------------           ----        ------------
  -------------------------------           ----        ------------
  Total                                       $0                  $0
                                            ====        ============

Furniture & Fixtures -
  None                                        $0                  $0
  -------------------------------           ----        ------------
  -------------------------------           ----        ------------
  -------------------------------           ----        ------------
  -------------------------------           ----        ------------
  -------------------------------           ----        ------------
  Total                                       $0                  $0
                                            ====        ============

Office Equipment -
  None                                        $0                  $0
  -------------------------------           ----        ------------
  -------------------------------           ----        ------------
  -------------------------------           ----        ------------
  -------------------------------           ----        ------------
  -------------------------------           ----        ------------
  Total                                       $0                  $0
                                            ====        ============

Leasehold Improvements -
  None                                        $0                  $0
  -------------------------------           ----        ------------
  -------------------------------           ----        ------------
  -------------------------------           ----        ------------
  -------------------------------           ----        ------------
  -------------------------------           ----        ------------
  Total                                       $0                  $0
                                            ====        ============

Vehicles -
  None                                        $0                  $0
  -------------------------------           ----        ------------
  -------------------------------           ----        ------------
  -------------------------------           ----        ------------
  -------------------------------           ----        ------------
  -------------------------------           ----        ------------
  Total                                       $0                  $0
                                            ====        ============

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)

TAXES PAYABLE                            0-30 DAYS      31-60 DAYS       61-90 DAYS        91+ DAYS       TOTAL
-------------                            ---------      ----------       ----------        --------       -----
FEDERAL
   Income Tax Withholding                       $0              $0               $0              $0          $0
                                         ---------      ----------       ----------        --------       -----
   FICA - Employee                              $0              $0               $0              $0          $0
                                         ---------      ----------       ----------        --------       -----
   FICA - Employer                              $0              $0               $0              $0          $0
                                         ---------      ----------       ----------        --------       -----
   Unemployment (FUTA)                          $0              $0               $0              $0          $0
                                         ---------      ----------       ----------        --------       -----
   Income                                       $0              $0               $0              $0          $0
                                         ---------      ----------       ----------        --------       -----
   Other (Attach List)                          $0              $0               $0              $0          $0
                                         ---------      ----------       ----------        --------       -----
TOTAL FEDERAL TAXES                             $0              $0               $0              $0          $0
                                         ---------      ----------       ----------        --------       -----
STATE AND LOCAL
   Income Tax Withholding                       $0              $0               $0              $0          $0
                                         ---------      ----------       ----------        --------       -----
   Unemployment (UT)                            $0              $0               $0              $0          $0
                                         ---------      ----------       ----------        --------       -----
   Disability Insurance (DI)                    $0              $0               $0              $0          $0
                                         ---------      ----------       ----------        --------       -----
   Empl. Training Tax (ETT)                     $0              $0               $0              $0          $0
                                         ---------      ----------       ----------        --------       -----
   Sales                                        $0              $0               $0              $0          $0
                                         ---------      ----------       ----------        --------       -----
   Excise                                       $0              $0               $0              $0          $0
                                         ---------      ----------       ----------        --------       -----
   Real property                                $0              $0               $0              $0          $0
                                         ---------      ----------       ----------        --------       -----
   Personal property                            $0              $0               $0              $0          $0
                                         ---------      ----------       ----------        --------       -----
   Income                                       $0              $0               $0              $0          $0
                                         ---------      ----------       ----------        --------       -----
   Other (Attach List)                          $0              $0               $0              $0          $0
                                         ---------      ----------       ----------        --------       -----
TOTAL STATE & LOCAL TAXES                       $0              $0               $0              $0          $0
                                         ---------      ----------       ----------        --------       -----
TOTAL TAXES                                     $0              $0               $0              $0          $0
                                         =========      ==========       ==========        ========       =====

                                   SCHEDULE F
                            PRE-PETITION LIABILITIES

                                                              CLAIMED                           ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                   AMOUNT                           AMOUNT (b)
-------------------------------------------                   -------                          ----------
  Secured claims  (a)                                           $0                                $0
  Priority claims other than taxes                              $0                                $0
  Priority tax claims                                           $0                                $0
  General unsecured claims                                      $0                                $0

(a)     List total amount of claims even it under secured.

(b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                                          ACCOUNT 1      ACCOUNT 2       ACCOUNT 3       ACCOUNT 4
                                                          ---------      ---------       ---------       ---------
Bank                                                           None
                                                          ---------      ---------       ---------       ---------
Account Type
                                                          ---------      ---------       ---------       ---------
Account No.
                                                          ---------      ---------       ---------       ---------
Account Purpose
                                                          ---------      ---------       ---------       ---------
Balance, End of Month
                                                          ---------      ---------       ---------       ---------
Total Funds on Hand for all Accounts                             $0
                                                          =========

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 08/31/01

                                                                     Actual              Cumulative
                                                                  Current Month        (Case to Date)
                                                                  -------------        --------------
   CASH RECEIPTS

1    Rent/Leases Collected                                                   $0                    $0
                                                                  -------------        --------------
2    Cash Received from Sales                                                $0                    $0
                                                                  -------------        --------------
3    Interest Received                                                       $0                    $0
                                                                  -------------        --------------
4    Borrowings                                                              $0                    $0
                                                                  -------------        --------------
5    Funds from Shareholders, Partners, or Other Insiders                    $0                    $0
                                                                  -------------        --------------
6    Capital Contributions                                                   $0                    $0
                                                                  -------------        --------------
7
     -------------------------------------------------------      -------------        --------------
8
     -------------------------------------------------------      -------------        --------------
9
     -------------------------------------------------------      -------------        --------------
10
     -------------------------------------------------------      -------------        --------------
11
     -------------------------------------------------------      -------------        --------------

12       TOTAL CASH RECEIPTS                                                 $0                    $0
                                                                  -------------        --------------
   CASH DISBURSEMENTS

13   Payments for Inventory                                                  $0                    $0
                                                                  -------------        --------------
14   Selling                                                                 $0                    $0
                                                                  -------------        --------------
15   Administrative                                                          $0                    $0
                                                                  -------------        --------------
16   Capital Expenditures                                                    $0                    $0
                                                                  -------------        --------------
17   Principal Payments on Debt                                              $0                    $0
                                                                  -------------        --------------
18   Interest Paid                                                           $0                    $0
                                                                  -------------        --------------
     Rent/Lease:

19     Personal Property                                                     $0                    $0
                                                                  -------------        --------------
20     Real Property                                                         $0                    $0
                                                                  -------------        --------------
     Amount Paid to Owner(s)/Officer(s)
21     Salaries                                                              $0                    $0
                                                                  -------------        --------------
22     Draws                                                                 $0                    $0
                                                                  -------------        --------------
23     Commissions/Royalties                                                 $0                    $0
                                                                  -------------        --------------
24     Expense Reimbursements                                                $0                    $0
                                                                  -------------        --------------
25     Other                                                                 $0                    $0
                                                                  -------------        --------------
26   Salaries/Commissions (less employee withholding)                        $0                    $0
                                                                  -------------        --------------
27   Management Fees                                                         $0                    $0
                                                                  -------------        --------------
     Taxes:

28     Employee Withholding                                                  $0                    $0
                                                                  -------------        --------------
29     Employer Payroll Taxes                                                $0                    $0
                                                                  -------------        --------------
30     Real Property Taxes                                                   $0                    $0
                                                                  -------------        --------------
31     Other Taxes                                                           $0                    $0
                                                                  -------------        --------------
32   Other Cash Outflows:                                                    $0                    $0
                                                                  -------------        --------------
33
     -------------------------------------------------------      -------------        --------------
34
     -------------------------------------------------------      -------------        --------------
35
     -------------------------------------------------------      -------------        --------------
36
     -------------------------------------------------------      -------------        --------------
37
     -------------------------------------------------------      -------------        --------------

38       TOTAL CASH DISBURSEMENTS:                                           $0                    $0
                                                                  -------------        --------------
39 NET INCREASE (DECREASE) IN CASH                                           $0                    $0
                                                                  -------------        --------------
40 CASH BALANCE, BEGINNING OF PERIOD                                         $0                    $0
                                                                  -------------        --------------
41 CASH BALANCE, END OF PERIOD                                               $0                    $0
                                                                  =============        ==============

                             STATEMENT OF CASH FLOWS
           (Optional) Increase/(Decrease) in Cash and Cash Equivalents
                          For the Month Ended 08/31/01

                                                                                            ACTUAL                 CUMULATIVE
  CASH FLOWS FROM OPERATING ACTIVITIES                                                   CURRENT MONTH           (CASE TO DATE)
                                                                                         -------------           --------------
1   Cash Received from Sales                                                                        $0                       $0
                                                                                         -------------           --------------
2   Rent/Leases Collected                                                                           $0                       $0
                                                                                         -------------           --------------
3   Interest Received                                                                               $0                       $0
                                                                                         -------------           --------------
4   Cash Paid to Suppliers                                                                          $0                       $0
                                                                                         -------------           --------------
5   Cash Paid for Selling Expenses                                                                  $0                       $0
                                                                                         -------------           --------------
6   Cash Paid for Administrative Expenses                                                           $0                       $0
                                                                                         -------------           --------------
    Cash Paid for Rents/Leases:

7     Personal Property                                                                             $0                       $0
                                                                                         -------------           --------------
8     Real Property                                                                                 $0                       $0
                                                                                         -------------           --------------
9   Cash Paid for Interest                                                                          $0                       $0
                                                                                         -------------           --------------
10  Cash Paid for Net Payroll and Benefits                                                          $0                       $0
                                                                                         -------------           --------------
    Cash Paid to Owner(s)/Officer(s)

11    Salaries                                                                                      $0                       $0
                                                                                         -------------           --------------
12    Draws                                                                                         $0                       $0
                                                                                         -------------           --------------
13    Commissions/Royalties                                                                         $0                       $0
                                                                                         -------------           --------------
14    Expense Reimbursements                                                                        $0                       $0
                                                                                         -------------           --------------
15    Other                                                                                         $0                       $0
                                                                                         -------------           --------------
    Cash Paid for Taxes Paid/Deposited to Tax Acct.

16    Employer Payroll Tax                                                                          $0                       $0
                                                                                         -------------           --------------
17    Employee Withholdings                                                                         $0                       $0
                                                                                         -------------           --------------
18    Real Property Taxes                                                                           $0                       $0
                                                                                         -------------           --------------
19    Other Taxes                                                                                   $0                       $0
                                                                                         -------------           --------------
20  Cash Paid for General Expenses                                                                  $0                       $0
                                                                                         -------------           --------------
21
    --------------------------------------------------------------------------------     -------------           --------------
22
    --------------------------------------------------------------------------------     -------------           --------------
23
    --------------------------------------------------------------------------------     -------------           --------------
24
    --------------------------------------------------------------------------------     -------------           --------------
25
    --------------------------------------------------------------------------------     -------------           --------------
26
    --------------------------------------------------------------------------------     -------------           --------------

27      NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES BEFORE REORGANIZATION ITEMS                $0                       $0
    --------------------------------------------------------------------------------     -------------           --------------
   CASH FLOWS FROM REORGANIZATION ITEMS

28  Interest Received on Cash Accumulated Due to Chp 11 Case                                        $0                       $0
                                                                                         -------------           --------------
29  Professional Fees Paid for Services in Connection with Chp 11 Case                              $0                       $0
                                                                                         -------------           --------------
30  U.S. Trustee Quarterly Fees                                                                     $0                       $0
                                                                                         -------------           --------------
31
    --------------------------------------------------------------------------------     -------------           --------------

32      NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                                            $0                       $0
                                                                                         -------------           --------------
33 NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND REORGANIZATION ITEMS                       $0                       $0
                                                                                         -------------           --------------
   CASH FLOWS FROM INVESTING ACTIVITIES

34  Capital Expenditures                                                                            $0                       $0
                                                                                         -------------           --------------
35  Proceeds from Sales of Capital Goods due to Chp 11 Case                                         $0                       $0
                                                                                         -------------           --------------
36
    --------------------------------------------------------------------------------     -------------           --------------

37      NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                                            $0                       $0
                                                                                         -------------           --------------
   CASH FLOWS FROM FINANCING ACTIVITIES

38  Net Borrowings (Except Insiders)                                                                $0                       $0
                                                                                         -------------           --------------
39  Net Borrowings from Shareholders, Partners, or Other Insiders                                   $0                       $0
                                                                                         -------------           --------------
40  Capital Contributions                                                                           $0                       $0
                                                                                         -------------           --------------
41  Principal Payments                                                                              $0                       $0
                                                                                         -------------           --------------
42
    --------------------------------------------------------------------------------     -------------           --------------

43     NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                                             $0                       $0
                                                                                         -------------           --------------
44 NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                             $0                       $0
                                                                                         -------------           --------------
45 CASH AND CASH EQUIVALENTS AT BEGINNING OF MONTH                                                  $0                       $0
                                                                                         -------------           --------------
46 CASH AND CASH EQUIVALENTS AT END OF MONTH                                                        $0                       $0
                                                                                         =============           ==============

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re:  Metricom Investments DC, Inc.                  CASE NO.     01-53302
                                                                  -------------

                                                       CHAPTER 11
                                                       MONTHLY OPERATING REPORT
                                                       (GENERAL BUSINESS CASE)


                           SUMMARY OF FINANCIAL STATUS

         MONTH ENDED:        Aug-01         PETITION DATE:         07/02/01
                         ---------------                      ------------------

1.       Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of             [ ]
         accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).
         Dollars reported in       $1

                                                                                      END OF         END OF           AS OF
2.       ASSET AND LIABILITY STRUCTURE                                             CURRENT MONTH   PRIOR MONTH    PETITION FILING
                                                                                   -------------   -----------    ---------------

         a.  Current Assets                                                                    $0            $0
                                                                                    -------------   -----------
         b.  Total Assets                                                                      $0            $0                $0
                                                                                    -------------   -----------   ---------------
         c.  Current Liabilities                                                               $0            $0
                                                                                    -------------   -----------
         d.  Total Liabilities                                                                 $0            $0                $0
                                                                                    -------------   -----------   ---------------

                                                                                                                     CUMULATIVE
3.       STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH                       CURRENT MONTH   PRIOR MONTH    (CASE TO DATE)
                                                                                    -------------   -----------    --------------
         a.  Total Receipts                                                                    $0            $0                $0
                                                                                    -------------   -----------    --------------
         b.  Total Disbursements                                                               $0            $0                $0
                                                                                    -------------   -----------    --------------
         c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)                        $0            $0                $0
                                                                                    -------------   -----------    --------------
         d.  Cash Balance Beginning of Month                                                   $0            $0                $0
                                                                                    -------------   -----------    --------------
         e.  Cash Balance End of Month (c + d)                                                 $0            $0                $0
                                                                                    -------------   -----------    --------------
                                                                                                                     CUMULATIVE
                                                                                    CURRENT MONTH   PRIOR MONTH    (CASE TO DATE)
                                                                                    -------------   -----------    --------------
4.       PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                                        $0            $0                $0
                                                                                    -------------   -----------    --------------
5.       ACCOUNT RECEIVABLES (PRE AND POST PETITION)                                           $0            $0
                                                                                    -------------   -----------
6.       POST-PETITION LIABILITIES                                                             $0            $0
                                                                                    -------------   -----------
7.       PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)                                $0            $0
                                                                                    -------------   -----------

AT THE END OF THIS REPORTING MONTH:                                                                     YES             NO
                                                                                                        ---             --

8.       Have any payments been made on pre-petition debt, other than payments in
         the normal course to secured creditors or lessors? (if yes, attach                                              x
         listing including date of payment, amount of payment and name of payee)                    -----------     -----------

9.       Have any payments been made to professionals? (if yes, attach listing                                           x
         including date of payment, amount of payment and name of payee)                            -----------     -----------

10.      If the answer is yes to 8 or 9, were all such payments approved by the
         court?                                                                                     ----------

11.      Have any payments been made to officers, insiders, shareholders,
         relatives? (if yes, attach listing including date of payment, amount                                            x
         and reason for payment, and name of payee)                                                 -----------     -----------

12.      Is the estate insured for replacement cost of assets and for general                            x
         liability?                                                                                 -----------
                                                                                                                         x
13.      Are a plan and disclosure statement on file?                                               -----------     -----------
                                                                                                                         x
14.      Was there any post-petition borrowing during this reporting period?                        -----------     -----------

15.      Check if paid: Post-petition taxes      ;        U.S. Trustee Quarterly Fees      ;  Check if filing is current for:
                                             ----                                    ------
         Post-petition tax reporting and tax returns:    .
                                                     ----
         (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)


I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:     09/19/01                        /s/ David J. Pangburn
      --------------------------       ----------------------------------------
                                       Responsible Individual

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                          For the Month Ended 08/31/01
                                             ----------

                CURRENT MONTH
--------------------------------------------                                                             CUMULATIVE     NEXT MONTH
    ACTUAL         FORECAST       VARIANCE                                                             (CASE TO DATE)    FORECAST
-------------   -------------   ------------                                                           --------------  -------------
                                                                     REVENUES:
          $0              $0             $0       1   Gross Sales                                                $0              $0
-------------   -------------   ------------                                                           -------------   -------------
          $0              $0             $0       2   less: Sales Returns & Allowances                           $0              $0
-------------   -------------   ------------                                                           -------------   -------------
          $0              $0             $0       3   Net Sales                                                  $0              $0
-------------   -------------   ------------                                                           -------------   -------------
          $0              $0             $0       4   less: Cost of Goods Sold       (Schedule 'B')              $0              $0
-------------   -------------   ------------                                                           -------------   -------------
          $0              $0             $0       5   Gross Profit                                               $0              $0
-------------   -------------   ------------                                                           -------------   -------------
          $0              $0             $0       6   Interest                                                   $0              $0
-------------   -------------   ------------                                                           -------------   -------------
          $0              $0             $0       7   Other Income:                                              $0              $0
-------------   -------------   ------------                        --------------------------------   -------------   -------------
                                                  8
-------------   -------------   ------------          ----------------------------------------------   -------------   -------------
                                                  9
-------------   -------------   ------------          ----------------------------------------------   -------------   -------------
          $0              $0             $0      10       TOTAL REVENUES                                         $0              $0
-------------   -------------   ------------                                                           -------------   -------------
                                                    EXPENSES:
          $0              $0             $0      11   Compensation to Owner(s)/Officer(s)                        $0              $0
-------------   -------------   ------------                                                           -------------   -------------
          $0              $0             $0      12   Salaries                                                   $0              $0
-------------   -------------   ------------                                                           -------------   -------------
          $0              $0             $0      13   Commissions                                                $0              $0
-------------   -------------   ------------                                                           -------------   -------------
          $0              $0             $0      14   Contract Labor                                             $0              $0
-------------   -------------   ------------                                                           -------------   -------------
                                                      Rent/Lease:
          $0              $0             $0      15       Personal Property                                      $0              $0
-------------   -------------   ------------                                                           -------------   -------------
          $0              $0             $0      16       Real Property                                          $0              $0
-------------   -------------   ------------                                                           -------------   -------------
          $0              $0             $0      17   Insurance                                                  $0              $0
-------------   -------------   ------------                                                           -------------   -------------
          $0              $0             $0      18   Management Fees                                            $0              $0
-------------   -------------   ------------                                                           -------------   -------------
          $0              $0             $0      19   Depreciation                                               $0              $0
-------------   -------------   ------------                                                           -------------   -------------
                                                      Taxes:
          $0              $0             $0      20       Employer Payroll Taxes                                 $0              $0
-------------   -------------   ------------                                                           -------------   -------------
          $0              $0             $0      21       Real Property Taxes                                    $0              $0
-------------   -------------   ------------                                                           -------------   -------------
          $0              $0             $0      22       Other Taxes                                            $0              $0
-------------   -------------   ------------                                                           -------------   -------------
          $0              $0             $0      23   Other Selling                                              $0              $0
-------------   -------------   ------------                                                           -------------   -------------
          $0              $0             $0      24   Other Administrative                                       $0              $0
-------------   -------------   ------------                                                           -------------   -------------
          $0              $0             $0      25   Interest                                                   $0              $0
-------------   -------------   ------------                                                           -------------   -------------
          $0              $0             $0      26   Other Expenses:                                            $0              $0
-------------   -------------   ------------                          ------------------------------   -------------   -------------
          $0              $0             $0      27                                                              $0              $0
-------------   -------------   ------------          ----------------------------------------------   -------------   -------------
          $0              $0             $0      28                                                              $0              $0
-------------   -------------   ------------          ----------------------------------------------   -------------   -------------
          $0              $0             $0      29                                                              $0              $0
-------------   -------------   ------------          ----------------------------------------------   -------------   -------------
          $0              $0             $0      30                                                              $0              $0
-------------   -------------   ------------          ----------------------------------------------   -------------   -------------
          $0              $0             $0      31                                                              $0              $0
-------------   -------------   ------------          ----------------------------------------------   -------------   -------------
          $0              $0             $0      32                                                              $0              $0
-------------   -------------   ------------          ----------------------------------------------   -------------   -------------
          $0              $0             $0      33                                                              $0              $0
-------------   -------------   ------------          ----------------------------------------------   -------------   -------------
          $0              $0             $0      34                                                              $0              $0
-------------   -------------   ------------          ----------------------------------------------   -------------   -------------
          $0              $0             $0      35       TOTAL EXPENSES                                         $0              $0
-------------   -------------   ------------                                                           -------------   -------------
          $0              $0             $0      36  SUBTOTAL                                                    $0              $0
-------------   -------------   ------------                                                           -------------   -------------
          $0              $0             $0      37  REORGANIZATION ITEMS:                                       $0              $0
                                                      Professional Fees
-------------   -------------   ------------                                                           -------------   -------------
          $0              $0             $0      38   Provisions for Rejected Executory Contracts                $0              $0
-------------   -------------   ------------                                                           -------------   -------------
          $0              $0             $0      39   Interest Earned on Accumulated Cash from                   $0              $0
-------------   -------------   ------------                                                           -------------   -------------
                                                      Resulting Chp 11 Case
          $0              $0             $0      40   Gain or (Loss) from Sale of Equipment                      $0              $0
-------------   -------------   ------------                                                           -------------   -------------
          $0              $0             $0      41   U.S. Trustee Quarterly Fees                                $0              $0
-------------   -------------   ------------                                                           -------------   -------------
          $0              $0             $0      42                                                              $0              $0
-------------   -------------   ------------          ----------------------------------------------   -------------   -------------
          $0              $0             $0      43        TOTAL REORGANIZATION ITEMS                            $0              $0
-------------   -------------   ------------                                                           -------------   -------------
          $0              $0             $0      44  NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES              $0              $0
-------------   -------------   ------------                                                           -------------   -------------
          $0              $0             $0      45   Federal & State Income Taxes                               $0              $0
-------------   -------------   ------------                                                           -------------   -------------
          $0              $0             $0      46  NET PROFIT (LOSS)                                           $0              $0
=============   =============   ============                                                           =============   =============

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/-10% only):

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                          FOR THE MONTH ENDED 08/31/01
                                             ----------


    ASSETS
                                                                                   FROM SCHEDULES            MARKET VALUE
                                                                                   --------------            ------------
          CURRENT ASSETS
 1              Cash and cash equivalents - unrestricted                                                                $0
                                                                                                             --------------
 2              Cash and cash equivalents - restricted                                                                  $0
                                                                                                             --------------
 3              Accounts receivable (net)                                                 A                             $0
                                                                                                             --------------
 4              Inventory                                                                 B                             $0
                                                                                                             --------------
 5              Prepaid expenses                                                                                        $0
                                                                                                             --------------
 6              Professional retainers                                                                                  $0
                                                                                                             --------------
 7              Other:                                                                                                  $0
                      --------------------------------------------------------                               --------------
 8
                --------------------------------------------------------------                               --------------
 9                        TOTAL CURRENT ASSETS                                                                          $0
                                                                                                             --------------
          PROPERTY AND EQUIPMENT (MARKET VALUE)
10              Real property                                                             C                             $0
                                                                                                             --------------
11              Machinery and equipment                                                   D                             $0
                                                                                                             --------------
12              Furniture and fixtures                                                    D                             $0
                                                                                                             --------------
13              Office equipment                                                          D                             $0
                                                                                                             --------------
14              Leasehold improvements                                                    D                             $0
                                                                                                             --------------
15              Vehicles                                                                  D                             $0
                                                                                                             --------------
16              Other:                                                                    D                             $0
                      --------------------------------------------------------                               --------------
17                                                                                        D                             $0
                --------------------------------------------------------------                               --------------
18                                                                                        D                             $0
                --------------------------------------------------------------                               --------------
19                                                                                        D                             $0
                --------------------------------------------------------------                               --------------
20                                                                                        D                             $0
                --------------------------------------------------------------                               --------------
21                        TOTAL PROPERTY AND EQUIPMENT                                                                  $0
                                                                                                             --------------
          OTHER ASSETS
22              Loans to shareholders                                                                                   $0
                                                                                                             --------------
23              Loans to affiliates                                                                                     $0
                                                                                                             --------------
24
                --------------------------------------------------------------                               --------------
25
                --------------------------------------------------------------                               --------------
26
                --------------------------------------------------------------                               --------------
27
                --------------------------------------------------------------                               --------------
28                        TOTAL OTHER ASSETS                                                                            $0
                                                                                                             --------------
29                        TOTAL ASSETS                                                                                  $0
                                                                                                             ==============

NOTE:
        Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)


    LIABILITIES FROM SCHEDULES

          POST-PETITION

                CURRENT LIABILITIES
30                        Salaries and wages                                                                            $0
                                                                                                             --------------
31                        Payroll taxes                                                                                 $0
                                                                                                             --------------
32                        Real and personal property taxes                                                              $0
                                                                                                             --------------
33                        Income taxes                                                                                  $0
                                                                                                             --------------
34                        Sales taxes                                                                                   $0
                                                                                                             --------------
35                        Notes payable (short term)                                                                    $0
                                                                                                             --------------
36                        Accounts payable (trade)                                        A                             $0
                                                                                                             --------------
37                        Real property lease arrearage                                                                 $0
                                                                                                             --------------
38                        Personal property lease arrearage                                                             $0
                                                                                                             --------------
39                        Accrued professional fees                                                                     $0
                                                                                                             --------------
40                        Current portion of long-term post-petition debt (due
                          within 12 months)                                                                             $0
                                                                                                             --------------
41                        Other:                                                                                        $0
                                ----------------------------------------------                               --------------
42
                          ----------------------------------------------------                               --------------
43
                          ----------------------------------------------------                               --------------
44                        TOTAL CURRENT LIABILITIES                                                                     $0
                                                                                                             --------------
45              LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION                                                    $0
                                                                                                             --------------
46                        TOTAL POST-PETITION LIABILITIES                                                               $0
                                                                                                             --------------
          PRE-PETITION LIABILITIES (ALLOWED AMOUNT)
47                        Secured claims                                                  F                             $0
                                                                                                             --------------
48                        Priority unsecured claims                                       F                             $0
                                                                                                             --------------
49                        General unsecured claims                                        F                             $0
                                                                                                             --------------
50                        TOTAL PRE-PETITION LIABILITIES                                                                $0
                                                                                                             --------------
51                        TOTAL LIABILITIES                                                                             $0
                                                                                                             --------------
    EQUITY (DEFICIT)
52              Retained Earnings/(Deficit) at time of filing                                                           $0
                                                                                                             --------------
53              Capital Stock                                                                                           $0
                                                                                                             --------------
54              Additional paid-in capital                                                                              $0
                                                                                                             --------------
55              Cumulative profit/(loss) since filing of case                                                           $0
                                                                                                             --------------
56              Post-petition contributions/(distributions) or (draws)                                                  $0
                                                                                                             --------------
57
                          ----------------------------------------------------                               --------------
58              Market value adjustment                                                                                 $0
                                                                                                             --------------
59                        TOTAL EQUITY (DEFICIT)                                                                        $0
                                                                                                             --------------
60  TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                                              $0
                                                                                                             ==============

                         SCHEDULES TO THE BALANCE SHEET
                             (GENERAL BUSINESS CASE)


                                   SCHEDULE A

                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE

RECEIVABLES AND PAYABLES AGINGS                                       ACCOUNTS RECEIVABLE    ACCOUNTS PAYABLE        PAST DUE
                                                                    [PRE AND POST PETITION]   [POST PETITION]   POST PETITION DEBT
                                                                    -----------------------   ---------------   ------------------
  0 -30 Days                                                                             $0               $0
                                                                    ------------------------ ----------------
  31-60 Days                                                                             $0               $0
                                                                    ------------------------ ----------------
  61-90 Days                                                                             $0               $0                     $0
                                                                    ------------------------ ----------------   --------------------
  91+ Days                                                                               $0               $0
                                                                    ------------------------ ----------------
  Total accounts receivable/payable                                                      $0               $0
                                                                    ------------------------ ================
  Allowance for doubtful accounts                                                        $0
                                                                    ------------------------
  Accounts receivable (net)                                                              $0
                                                                    ========================

                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)                                 COST OF GOODS SOLD
----------------------------------                                 ------------------
                                             INVENTORY(IES)
                                               BALANCE AT
                                              END OF MONTH         INVENTORY BEGINNING OF MONTH                                  $0
                                             ---------------                                                        ---------------
                                                                   Add -
  Retail/Restaurants -                                               Net purchase                                               $0
                                                                                                                    ---------------
    Product for resale                                   $0          Direct labor                                               $0
                                             ---------------                                                        ---------------
                                                                     Manufacturing overhead                                     $0
                                                                                                                    ---------------
  Distribution -                                                     Freight in                                                 $0
                                                                                                                    ---------------
    Products for resale                                  $0          Other:                                                     $0
                                             ---------------                                                        ---------------

                                                                   ---------------------------------                ---------------
  Manufacturer -
                                                                   ---------------------------------                ---------------
    Raw Materials                                        $0
                                             ---------------
    Work-in-progress                                     $0        Less -
                                             ---------------
    Finished goods                                       $0          Inventory End of Month                                     $0
                                             ---------------                                                        ---------------
                                                                     Shrinkage                                                  $0
                                                                                                                    ---------------
  Other - Explain                                        $0          Personal Use                                               $0
                                             ---------------                                                        ---------------

  ---------------------------------
                                                                   Cost of Goods Sold                                           $0
  ---------------------------------                                                                                 ===============
      TOTAL                                              $0
                                             ===============

  METHOD OF INVENTORY CONTROL                                      INVENTORY VALUATION METHODS
  Do you have a functioning perpetual inventory system?            Indicate by a checkmark method of inventory used.
                  Yes [ ]   No [ ]

  How often do you take a complete physical inventory?             Valuation methods -
                                                                       FIFO cost
                                                                                                                          ---
    Weekly                                                             LIFO cost
                            ---------                                                                                     ---
    Monthly                                                            Lower of cost or market
                            ---------                                                                                     ---
    Quarterly                                                          Retail method
                            ---------                                                                                     ---
    Semi-annually                                                      Other
                            ---------                                                                                     ---
    Annually                                                             Explain
                            ---------
Date of last physical inventory was   Not Applicable
                                      -------------------             ------------------------------------------------------------

                                                                      ------------------------------------------------------------
Date of next physical inventory is    Not Applicable
                                      -------------------             ------------------------------------------------------------

                                   SCHEDULE C
                                  REAL PROPERTY

Description                                                               COST           MARKET VALUE
                                                                     --------------     --------------
        None                                                                    $0                 $0
        -----------------------------------------                    --------------     --------------

        -----------------------------------------                    --------------     --------------

        -----------------------------------------                    --------------     --------------

        -----------------------------------------                    --------------     --------------

        -----------------------------------------                    --------------     --------------

        -----------------------------------------                    --------------     --------------
        Total                                                                   $0                 $0
                                                                     ==============     ==============

                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS

Description                                                               COST           MARKET VALUE
                                                                     --------------     --------------
Machinery & Equipment -
        None                                                                    $0                 $0
        -----------------------------------------                    --------------     --------------

        -----------------------------------------                    --------------     --------------

        -----------------------------------------                    --------------     --------------

        -----------------------------------------                    --------------     --------------
        Total                                                                   $0                 $0
                                                                     ==============     ==============
Furniture & Fixtures -
        None                                                                    $0                 $0
        -----------------------------------------                    --------------     --------------

        -----------------------------------------                    --------------     --------------

        -----------------------------------------                    --------------     --------------

        -----------------------------------------                    --------------     --------------
        Total                                                                   $0                 $0
                                                                     ==============     ==============
Office Equipment -
        None                                                                    $0                 $0
        -----------------------------------------                    --------------     --------------

        -----------------------------------------                    --------------     --------------

        -----------------------------------------                    --------------     --------------
        Total                                                                   $0                 $0
                                                                     ==============     ==============
Leasehold Improvements -
        None                                                                    $0                 $0
        -----------------------------------------                    --------------     --------------

        -----------------------------------------                    --------------     --------------

        -----------------------------------------                    --------------     --------------

        -----------------------------------------                    --------------     --------------
        Total                                                                   $0                 $0
                                                                     ==============     ==============
Vehicles -
        None                                                                    $0                 $0
        -----------------------------------------                    --------------     --------------

        -----------------------------------------                    --------------     --------------

        -----------------------------------------                    --------------     --------------

        -----------------------------------------                    --------------     --------------
        Total                                                                   $0                 $0
                                                                     ==============     ==============

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)


TAXES PAYABLE                                           0-30 DAYS    31-60 DAYS    61-90 DAYS    91+ DAYS     TOTAL
                                                        ---------    ----------    ----------    --------    -------
Federal
         Income Tax Withholding                               $0            $0            $0          $0         $0
                                                        ---------    ----------    ----------    --------    -------
         FICA - Employee                                      $0            $0            $0          $0         $0
                                                        ---------    ----------    ----------    --------    -------
         FICA - Employer                                      $0            $0            $0          $0         $0
                                                        ---------    ----------    ----------    --------    -------
         Unemployment (FUTA)                                  $0            $0            $0          $0         $0
                                                        ---------    ----------    ----------    --------    -------
         Income                                               $0            $0            $0          $0         $0
                                                        ---------    ----------    ----------    --------    -------
         Other (Attach List)                                  $0            $0            $0          $0         $0
                                                        ---------    ----------    ----------    --------    -------
TOTAL FEDERAL TAXES                                           $0            $0            $0          $0         $0
                                                        ---------    ----------    ----------    --------    -------
STATE AND LOCAL
         Income Tax Withholding                               $0            $0            $0          $0         $0
                                                        ---------    ----------    ----------    --------    -------
         Unemployment (UT)                                    $0            $0            $0          $0         $0
                                                        ---------    ----------    ----------    --------    -------
         Disability Insurance (DI)                            $0            $0            $0          $0         $0
                                                        ---------    ----------    ----------    --------    -------
         Empl. Training Tax (ETT)                             $0            $0            $0          $0         $0
                                                        ---------    ----------    ----------    --------    -------
         Sales                                                $0            $0            $0          $0         $0
                                                        ---------    ----------    ----------    --------    -------
         Excise                                               $0            $0            $0          $0         $0
                                                        ---------    ----------    ----------    --------    -------
         Real property                                        $0            $0            $0          $0         $0
                                                        ---------    ----------    ----------    --------    -------
         Personal property                                    $0            $0            $0          $0         $0
                                                        ---------    ----------    ----------    --------    -------
         Income                                               $0            $0            $0          $0         $0
                                                        ---------    ----------    ----------    --------    -------
         Other (Attach List)                                  $0            $0            $0          $0         $0
                                                        ---------    ----------    ----------    --------    -------
TOTAL STATE & LOCAL TAXES                                     $0            $0            $0          $0         $0
                                                        ---------    ----------    ----------    --------    -------
TOTAL TAXES                                                   $0            $0            $0          $0         $0
                                                        =========    ==========    ==========    ========    =======

                                   SCHEDULE F
                            PRE-PETITION LIABILITIES


                                                                CLAIMED       ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                     AMOUNT       AMOUNT (b)
-------------------------------------------                   ----------    ------------
         Secured claims  (a)                                         $0              $0
                                                              ----------    ------------
         Priority claims other than taxes                            $0              $0
                                                              ----------    ------------
         Priority tax claims                                         $0              $0
                                                              ----------    ------------
         General unsecured claims                                    $0              $0
                                                              ----------    ------------

         (a)      List total amount of claims even it under secured.

         (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES


                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH


                                                        ACCOUNT 1    ACCOUNT 2    ACCOUNT 3    ACCOUNT 4
                                                        ---------    ---------    ---------    ---------
Bank                                                      None
                                                        ---------    ---------    ---------    ---------
Account Type
                                                        ---------    ---------    ---------    ---------
Account No.
                                                        ---------    ---------    ---------    ---------
Account Purpose
                                                        ---------    ---------    ---------    ---------
Balance, End of Month
                                                        ---------    ---------    ---------    ---------
Total Funds on Hand for all Accounts                          $0
                                                        =========

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS

                          FOR THE MONTH ENDED 08/31/01
                                             ----------

                                                                                              Actual               Cumulative
                                                                                          Current Month          (Case to Date)
                                                                                          -------------          --------------
     CASH RECEIPTS
1             Rent/Leases Collected                                                                 $0                       $0
                                                                                          -------------          ---------------
2             Cash Received from Sales                                                              $0                       $0
                                                                                          -------------          ---------------
3             Interest Received                                                                     $0                       $0
                                                                                          -------------          ---------------
4             Borrowings                                                                            $0                       $0
                                                                                          -------------          ---------------
5             Funds from Shareholders, Partners, or Other Insiders                                  $0                       $0
                                                                                          -------------          ---------------
6             Capital Contributions                                                                 $0                       $0
                                                                                          -------------          ---------------
7
              ---------------------------------------------------------------             -------------          ---------------
8
              ---------------------------------------------------------------             -------------          ---------------
9
              ---------------------------------------------------------------             -------------          ---------------
10
              ---------------------------------------------------------------             -------------          ---------------
11
              ---------------------------------------------------------------             -------------          ---------------
12                   TOTAL CASH RECEIPTS                                                            $0                       $0
                                                                                          -------------          ---------------
     CASH DISBURSEMENTS
13            Payments for Inventory                                                                $0                       $0
                                                                                          -------------          ---------------
14            Selling                                                                               $0                       $0
                                                                                          -------------          ---------------
15            Administrative                                                                        $0                       $0
                                                                                          -------------          ---------------
16            Capital Expenditures                                                                  $0                       $0
                                                                                          -------------          ---------------
17            Principal Payments on Debt                                                            $0                       $0
                                                                                          -------------          ---------------
18            Interest Paid                                                                         $0                       $0
                                                                                          -------------          ---------------
              Rent/Lease:
19                   Personal Property                                                              $0                       $0
                                                                                          -------------          ---------------
20                   Real Property                                                                  $0                       $0
                                                                                          -------------          ---------------
              Amount Paid to Owner(s)/Officer(s)
21                   Salaries                                                                       $0                       $0
                                                                                          -------------          ---------------
22                   Draws                                                                          $0                       $0
                                                                                          -------------          ---------------
23                   Commissions/Royalties                                                          $0                       $0
                                                                                          -------------          ---------------
24                   Expense Reimbursements                                                         $0                       $0
                                                                                          -------------          ---------------
25                   Other                                                                          $0                       $0
                                                                                          -------------          ---------------
26            Salaries/Commissions (less employee withholding)                                      $0                       $0
                                                                                          -------------          ---------------
27            Management Fees                                                                       $0                       $0
                                                                                          -------------          ---------------
              Taxes:
28                   Employee Withholding                                                           $0                       $0
                                                                                          -------------          ---------------
29                   Employer Payroll Taxes                                                         $0                       $0
                                                                                          -------------          ---------------
30                   Real Property Taxes                                                            $0                       $0
                                                                                          -------------          ---------------
31                   Other Taxes                                                                    $0                       $0
                                                                                          -------------          ---------------
32            Other Cash Outflows:                                                                  $0                       $0
                                                                                          -------------          ---------------
33
                     --------------------------------------------------------             -------------          ---------------
34
                     --------------------------------------------------------             -------------          ---------------
35
                     --------------------------------------------------------             -------------          ---------------
36
                     --------------------------------------------------------             -------------          ---------------
37
                     --------------------------------------------------------             -------------          ---------------
38                   TOTAL CASH DISBURSEMENTS:                                                      $0                       $0
                                                                                          -------------          ---------------
39   NET INCREASE (DECREASE) IN CASH                                                                $0                       $0
                                                                                          -------------          ---------------
40   CASH BALANCE, BEGINNING OF PERIOD                                                              $0                       $0
                                                                                          -------------          ---------------
41   CASH BALANCE, END OF PERIOD                                                                    $0                       $0
                                                                                          =============          ===============

                             STATEMENT OF CASH FLOWS
           (Optional) Increase/(Decrease) in Cash and Cash Equivalents
                             For the Month Ended  08/31/01
                                                 ----------

      CASH FLOWS FROM OPERATING ACTIVITIES                                                            ACTUAL        CUMULATIVE
                                                                                                  CURRENT MONTH   (CASE TO DATE)
                                                                                                  -------------   --------------
1            Cash Received from Sales                                                                       $0               $0
                                                                                                  -------------   --------------
2            Rent/Leases Collected                                                                          $0               $0
                                                                                                  -------------   --------------
3            Interest Received                                                                              $0               $0
                                                                                                  -------------   --------------
4            Cash Paid to Suppliers                                                                         $0               $0
                                                                                                  -------------   --------------
5            Cash Paid for Selling Expenses                                                                 $0               $0
                                                                                                  -------------   --------------
6            Cash Paid for Administrative Expenses                                                          $0               $0
                                                                                                  -------------   --------------
             Cash Paid for Rents/Leases:
7                 Personal Property                                                                         $0               $0
                                                                                                  -------------   --------------
8                 Real Property                                                                             $0               $0
                                                                                                  -------------   --------------
9            Cash Paid for Interest                                                                         $0               $0
                                                                                                  -------------   --------------
10           Cash Paid for Net Payroll and Benefits                                                         $0               $0
                                                                                                  -------------   --------------
             Cash Paid to Owner(s)/Officer(s)
11                Salaries                                                                                  $0               $0
                                                                                                  -------------   --------------
12                Draws                                                                                     $0               $0
                                                                                                  -------------   --------------
13                Commissions/Royalties                                                                     $0               $0
                                                                                                  -------------   --------------
14                Expense Reimbursements                                                                    $0               $0
                                                                                                  -------------   --------------
15                Other                                                                                     $0               $0
                                                                                                  -------------   --------------
             Cash Paid for Taxes Paid/Deposited to Tax Acct.
16                Employer Payroll Tax                                                                      $0               $0
                                                                                                  -------------   --------------
17                Employee Withholdings                                                                     $0               $0
                                                                                                  -------------   --------------
18                Real Property Taxes                                                                       $0               $0
                                                                                                  -------------   --------------
19                Other Taxes                                                                               $0               $0
                                                                                                  -------------   --------------
20           Cash Paid for General Expenses                                                                 $0               $0
                                                                                                  -------------   --------------
21
             --------------------------------------------------------------------------           -------------   --------------
22
             --------------------------------------------------------------------------           -------------   --------------
23
             --------------------------------------------------------------------------           -------------   --------------
24
             --------------------------------------------------------------------------           -------------   --------------
25
             --------------------------------------------------------------------------           -------------   --------------
26
             --------------------------------------------------------------------------           -------------   --------------
27                NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES BEFORE
                  REORGANIZATION ITEMS                                                                      $0               $0
                                                                                                  -------------   --------------
      CASH FLOWS FROM REORGANIZATION ITEMS
28           Interest Received on Cash Accumulated Due to Chp 11 Case                                       $0               $0
                                                                                                  -------------   --------------
29           Professional Fees Paid for Services in Connection with Chp 11 Case                             $0               $0
                                                                                                  -------------   --------------
30           U.S. Trustee Quarterly Fees                                                                    $0               $0
                                                                                                  -------------   --------------
31
             --------------------------------------------------------------------------           -------------   --------------
32                NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                                          $0               $0
                                                                                                  -------------   --------------
33    NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND REORGANIZATION ITEMS                            $0               $0
                                                                                                  -------------   --------------
      CASH FLOWS FROM INVESTING ACTIVITIES
34           Capital Expenditures                                                                           $0               $0
                                                                                                  -------------   --------------
35           Proceeds from Sales of Capital Goods due to Chp 11 Case                                        $0               $0
                                                                                                  -------------   --------------
36
             --------------------------------------------------------------------------           -------------   --------------
37                NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                                          $0               $0
                                                                                                  -------------   --------------
      CASH FLOWS FROM FINANCING ACTIVITIES
38           Net Borrowings (Except Insiders)                                                               $0               $0
                                                                                                  -------------   --------------
39           Net Borrowings from Shareholders, Partners, or Other Insiders                                  $0               $0
                                                                                                  -------------   --------------
40           Capital Contributions                                                                          $0               $0
                                                                                                  -------------   --------------
41           Principal Payments                                                                             $0               $0
                                                                                                  -------------   --------------
42
             --------------------------------------------------------------------------           -------------   --------------
43                NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                                          $0               $0
                                                                                                  -------------   --------------
44    NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                                  $0               $0
                                                                                                  -------------   --------------
45    CASH AND CASH EQUIVALENTS AT BEGINNING OF MONTH                                                       $0               $0
                                                                                                  -------------   --------------
46    CASH AND CASH EQUIVALENTS AT END OF MONTH                                                             $0               $0
                                                                                                  =============   ==============

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re:   Metricom DC, L.L.C.                            CASE NO.     01-53300
                                                                   -------------

                                                        CHAPTER 11
                                                        MONTHLY OPERATING REPORT
                                                        (GENERAL BUSINESS CASE)


                           SUMMARY OF FINANCIAL STATUS

         MONTH ENDED:        Aug-01         PETITION DATE:         07/02/01
                         ---------------                      ------------------

1.       Debtor in possession (or trustee) hereby submits this Monthly
         Operating Report on the Accrual Basis of accounting (or if checked here               [ ]
         the Office of the U.S. Trustee or the Court has approved the Cash Basis
         of Accounting for the Debtor). Dollars reported in       $1

                                                                                     END OF          END OF           AS OF
2.       ASSET AND LIABILITY STRUCTURE                                            CURRENT MONTH    PRIOR MONTH   PETITION FILING(1)
                                                                                  -------------   -------------  ---------------
         a.  Current Assets                                                                  $0              $0
                                                                                  -------------   -------------
         b.  Total Assets                                                          $179,876,057    $179,876,057   $180,022,607
                                                                                  -------------   -------------  -------------
         c.  Current Liabilities                                                             $0              $0
                                                                                  -------------   -------------  -------------
         d.  Total Liabilities                                                     $173,336,287    $168,551,882   $180,367,549
                                                                                  -------------   -------------  -------------
                                                                                                                   CUMULATIVE
3.       STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH                     CURRENT MONTH    PRIOR MONTH   (CASE TO DATE)
                                                                                  -------------   -------------  -------------
         a.  Total Receipts                                                                  $0                             $0
                                                                                  -------------   -------------  -------------
         b.  Total Disbursements                                                             $0                             $0
                                                                                  -------------   -------------  -------------
         c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)                      $0                             $0
                                                                                  -------------   -------------  -------------
         d.  Cash Balance Beginning of Month                                                 $0                             $0
                                                                                  -------------   -------------  -------------
         e.  Cash Balance End of Month (c + d)                                               $0                             $0
                                                                                  -------------   -------------  -------------
                                                                                                                  CUMULATIVE
                                                                                  CURRENT MONTH    PRIOR MONTH   (CASE TO DATE)
                                                                                  -------------   -------------  -------------
4.       PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                                      $0                             $0
                                                                                  -------------   -------------  -------------
5.       ACCOUNT RECEIVABLES (PRE AND POST PETITION)                                         $0
                                                                                  -------------   -------------  -------------
6.       POST-PETITION LIABILITIES                                                           $0
                                                                                  -------------   -------------  -------------
7.       PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)                              $0
                                                                                  -------------   -------------  -------------

AT THE END OF THIS REPORTING MONTH:                                                                    YES             NO
                                                                                                       ---             --

8.       Have any payments been made on pre-petition debt, other than payments                                         X
         in the normal course to secured creditors or lessors? (if yes, attach                    -------------  -------------
         listing including date of payment, amount of payment and name of payee

9.       Have any payments been made to professionals? (if yes, attach listing                                         X
         including date of payment, amount of payment and name of payee)                          -------------  -------------

10.      If the answer is yes to 8 or 9, were all such payments approved by the court?
                                                                                                  -------------  -------------

11.      Have any payments been made to officers, insiders, shareholders,                                              X
         relatives? (if yes, attach listing including date of payment, amount                     -------------  -------------
         and reason for payment, and name of payee)

12.      Is the estate insured for replacement cost of assets and for general                           X
         liability?                                                                               -------------  -------------

13.      Are a plan and disclosure statement on file?                                                                  X
                                                                                                  -------------  -------------
14.      Was there any post-petition borrowing during this reporting period?                                           X
                                                                                                  -------------  -------------

15.      Check if paid: Post-petition taxes      ;        U.S. Trustee Quarterly Fees      ;  Check if filing is current for:
                                             ----                                    ------
         Post-petition tax reporting and tax returns:    .
                                                     ----

         (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly
         Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

NOTES:

(1) AS FILED WITH THE BANKRUPTCY COURT IN THE DEBTOR'S SCHEDULE OF ASSETS AND
LIABILITIES.

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:         09/19/01                                    /s/ DAVID J. PANGBURN
      --------------------------                          -------------------------------------------------------------------------
                                                          Responsible Individual

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                          For the Month Ended 08/31/01
                                             ----------


                CURRENT MONTH
--------------------------------------------                                                             CUMULATIVE     NEXT MONTH
    ACTUAL         FORECAST       VARIANCE                                                             (CASE TO DATE)    FORECAST
-------------   -------------   ------------                                                           --------------  -------------
                                                  REVENUES:
          $0              $0             $0       1   Gross Sales                                                 $0             $0
-------------   -------------   ------------                                                           --------------  -------------
          $0              $0             $0       2   less: Sales Returns & Allowances                            $0             $0
-------------   -------------   ------------                                                           --------------  -------------
          $0              $0             $0       3   Net Sales                                                   $0             $0
-------------   -------------   ------------                                                           --------------  -------------
          $0              $0             $0       4   less: Cost of Goods Sold      (Schedule 'B')                $0             $0
-------------   -------------   ------------                                                           --------------  -------------
          $0              $0             $0       5   Gross Profit                                                $0             $0
-------------   -------------   ------------                                                           --------------  -------------
          $0              $0             $0       6   Interest                                                    $0             $0
-------------   -------------   ------------                                                           --------------  -------------
          $0              $0             $0       7   Other Income:                                               $0             $0
-------------   -------------   ------------                        --------------------------------   --------------  -------------
          $0              $0             $0       8                                                               $0             $0
-------------   -------------   ------------          ----------------------------------------------   --------------  -------------
          $0              $0             $0       9                                                               $0             $0
-------------   -------------   ------------          ----------------------------------------------   --------------  -------------
          $0              $0             $0      10       TOTAL REVENUES                                          $0             $0
-------------   -------------   ------------                                                           --------------  -------------
                                                    EXPENSES:
          $0              $0             $0      11   Compensation to Owner(s)/Officer(s)                         $0             $0
-------------   -------------   ------------                                                           --------------  -------------
          $0              $0             $0      12   Salaries                                                    $0             $0
-------------   -------------   ------------                                                           --------------  -------------
          $0              $0             $0      13   Commissions                                                 $0             $0
-------------   -------------   ------------                                                           --------------  -------------
          $0              $0             $0      14   Contract Labor                                              $0             $0
-------------   -------------   ------------                                                           --------------  -------------
                                                      Rent/Lease:
          $0              $0             $0      15       Personal Property                                       $0             $0
-------------   -------------   ------------                                                           --------------  -------------
          $0              $0             $0      16       Real Property                                           $0             $0
-------------   -------------   ------------                                                           --------------  -------------
          $0              $0             $0      17   Insurance                                                   $0             $0
-------------   -------------   ------------                                                           --------------  -------------
          $0              $0             $0      18   Management Fees                                             $0             $0
-------------   -------------   ------------                                                           --------------  -------------
          $0              $0             $0      19   Depreciation                                                $0             $0
-------------   -------------   ------------                                                           --------------  -------------
                                                      Taxes:
          $0              $0             $0      20       Employer Payroll Taxes                                  $0             $0
-------------   -------------   ------------                                                           --------------  -------------
          $0              $0             $0      21       Real Property Taxes                                     $0             $0
-------------   -------------   ------------                                                           --------------  -------------
          $0              $0             $0      22       Other Taxes                                             $0             $0
-------------   -------------   ------------                                                           --------------  -------------
          $0              $0             $0      23   Other Selling                                               $0             $0
-------------   -------------   ------------                                                           --------------  -------------
          $0              $0             $0      24   Other Administrative                                        $0             $0
-------------   -------------   ------------                                                           --------------  -------------
          $0              $0             $0      25   Interest                                                    $0             $0
-------------   -------------   ------------                                                           --------------  -------------
          $0              $0             $0      26   Other Expenses:                                             $0             $0
-------------   -------------   ------------                        --------------------------------   --------------  -------------
          $0              $0             $0      27                                                               $0             $0
-------------   -------------   ------------          ----------------------------------------------   --------------  -------------
          $0              $0             $0      28                                                               $0             $0
-------------   -------------   ------------          ----------------------------------------------   --------------  -------------
          $0              $0             $0      29                                                               $0             $0
-------------   -------------   ------------          ----------------------------------------------   --------------  -------------
          $0              $0             $0      30                                                               $0             $0
-------------   -------------   ------------          ----------------------------------------------   --------------  -------------
          $0              $0             $0      31                                                               $0             $0
-------------   -------------   ------------          ----------------------------------------------   --------------  -------------
          $0              $0             $0      32                                                               $0             $0
-------------   -------------   ------------          ----------------------------------------------   --------------  -------------
          $0              $0             $0      33                                                               $0             $0
-------------   -------------   ------------          ----------------------------------------------   --------------  -------------
          $0              $0             $0      34                                                               $0             $0
-------------   -------------   ------------          ----------------------------------------------   --------------  -------------
          $0              $0             $0      35       TOTAL EXPENSES                                          $0             $0
-------------   -------------   ------------                                                           --------------  -------------
          $0              $0             $0      36 SUBTOTAL                                                      $0             $0
-------------   -------------   ------------                                                           --------------  -------------
          $0              $0             $0      37 REORGANIZATION ITEMS:
                                                      Professional Fees                                           $0             $0
-------------   -------------   ------------                                                           --------------  -------------
          $0              $0             $0      38   Provisions for Rejected Executory Contracts                 $0             $0
-------------   -------------   ------------                                                           --------------  -------------
          $0              $0             $0      39   Interest Earned on Accumulated Cash from                    $0             $0
-------------   -------------   ------------                                                           --------------  -------------
          $0              $0                                    Resulting Chp 11 Case                             $0             $0
-------------   -------------   ------------                                                           --------------  -------------
          $0              $0             $0      40   Gain or (Loss) from Sale of Equipment                       $0             $0
-------------   -------------   ------------                                                           --------------  -------------
          $0              $0             $0      41   U.S. Trustee Quarterly Fees                                 $0             $0
-------------   -------------   ------------                                                           --------------  -------------
          $0              $0             $0      42                                                               $0             $0
-------------   -------------   ------------          ----------------------------------------------   -------------   -------------
          $0              $0             $0      43        TOTAL REORGANIZATION ITEMS                             $0             $0
-------------   -------------   ------------                                                           --------------  -------------
          $0              $0             $0      44  NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES               $0             $0
-------------   -------------   ------------                                                           --------------  -------------
          $0              $0             $0      45   Federal & State Income Taxes                                $0             $0
-------------   -------------   ------------                                                           --------------  -------------
          $0              $0             $0      46 NET PROFIT (LOSS)                                             $0             $0
=============   =============   ============                                                           ==============  =============

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                          FOR THE MONTH ENDED 08/31/01
                                             ----------

    ASSETS
                                                                                   FROM SCHEDULES            MARKET VALUE
                                                                                   --------------            ------------
          CURRENT ASSETS
 1              Cash and cash equivalents - unrestricted                                                                $0
                                                                                                             --------------
 2              Cash and cash equivalents - restricted                                                                  $0
                                                                                                             --------------
 3              Accounts receivable (net)                                                 A                             $0
                                                                                                             --------------
 4              Inventory                                                                 B                             $0
                                                                                                             --------------
 5              Prepaid expenses                                                                                        $0
                                                                                                             --------------
 6              Professional retainers                                                                                  $0
                                                                                                             --------------
 7              Other:                                                                                                  $0
                      --------------------------------------------------------                               --------------
 8
                --------------------------------------------------------------                               --------------
 9                       TOTAL CURRENT ASSETS                                                                           $0
                                                                                                             --------------
          PROPERTY AND EQUIPMENT (BOOK VALUE)
10              Real property                                                             C                             $0
                                                                                                             --------------
11              Machinery and equipment                                                   D                       $281,653
                                                                                                             --------------
12              Furniture and fixtures                                                    D                             $0
                                                                                                             --------------
13              Office equipment                                                          D                             $0
                                                                                                             --------------
14              Leasehold improvements                                                    D                             $0
                                                                                                             --------------
15              Vehicles                                                                  D                             $0
                                                                                                             --------------
16              Other:                                                                    D                             $0
                      --------------------------------------------------------                               --------------
17                                                                                        D
                --------------------------------------------------------------                               --------------
18                                                                                        D
                --------------------------------------------------------------                               --------------
19                                                                                        D
                --------------------------------------------------------------                               --------------
20                                                                                        D
                --------------------------------------------------------------                               --------------
21                       TOTAL PROPERTY AND EQUIPMENT                                                             $281,653
                                                                                                             --------------
          OTHER ASSETS
22              Loans to shareholders                                                                                   $0
                                                                                                             --------------
23              Loans to affiliates                                                                                     $0
                                                                                                             --------------
24              Network Equipment & Inventory                                                                 $179,594,404
                --------------------------------------------------------------                               --------------
25
                --------------------------------------------------------------                               --------------
26
                --------------------------------------------------------------                               --------------
27
                --------------------------------------------------------------                               --------------
28                       TOTAL OTHER ASSETS                                                                   $179,594,404
                                                                                                             --------------
29                       TOTAL ASSETS                                                                         $179,876,057
                                                                                                             ==============

  NOTE:

        Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

        Book value of assets has been reported above. No valuation of the Debtor's assets has been made at this time.

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)


    LIABILITIES FROM SCHEDULES

          POST-PETITION

                CURRENT LIABILITIES
30                       Salaries and wages                                                                             $0
                                                                                                             --------------
31                       Payroll taxes                                                                                  $0
                                                                                                             --------------
32                       Real and personal property taxes                                                               $0
                                                                                                             --------------
33                       Income taxes                                                                                   $0
                                                                                                             --------------
34                       Sales taxes                                                                                    $0
                                                                                                             --------------
35                       Notes payable (short term)                                                                     $0
                                                                                                             --------------
36                       Accounts payable (trade)                                         A                             $0
                                                                                                             --------------
37                       Real property lease arrearage                                                                  $0
                                                                                                             --------------
38                       Personal property lease arrearage                                                              $0
                                                                                                             --------------
39                       Accrued professional fees                                                                      $0
                                                                                                             --------------
40                       Current portion of long-term post-petition debt (due
                         within 12 months)                                                                              $0
                                                                                                             --------------
41                       Other:                                                                                         $0
                               -----------------------------------------------                               --------------
42
                         -----------------------------------------------------                               --------------
43
                         -----------------------------------------------------                               --------------
44                       TOTAL CURRENT LIABILITIES                                                                      $0
                                                                                                             --------------
45              LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION                                                    $0
                                                                                                             --------------
46                       TOTAL POST-PETITION LIABILITIES                                                                $0
                                                                                                             --------------
          PRE-PETITION LIABILITIES (ALLOWED AMOUNT) - SEE PAGE 7 OF 9
47                       Secured claims                                                   F                             $0
                                                                                                             --------------
48                       Priority unsecured claims                                        F                      ($284,146)
                                                                                                             --------------
49                       General unsecured claims (1)                                     F                   $173,620,433
                                                                                                             --------------
50                       TOTAL PRE-PETITION LIABILITIES                                                       $173,336,287
                                                                                                             --------------
51                       TOTAL LIABILITIES                                                                    $173,336,287
                                                                                                             --------------
    EQUITY (DEFICIT)
52              Retained Earnings/(Deficit) at time of filing (1)                                               $1,354,797
                                                                                                             --------------
53              Capital Stock                                                                                   $5,184,973
                                                                                                             --------------
54              Additional paid-in capital
                                                                                                             --------------
55              Cumulative profit/(loss) since filing of case
                                                                                                             --------------
56              Post-petition contributions/(distributions) or (draws)
                                                                                                             --------------
57
                         -----------------------------------------------------                               --------------
58              Market value adjustment
                                                                                                             --------------
59                       TOTAL EQUITY (DEFICIT)                                                                 $6,539,770
                                                                                                             --------------
60  TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                                    $179,876,057
                                                                                                             ==============


NOTE:     (1) Prior year adjustment retroactive to 12/31/00 due to the change in the management fee charged by Metricom Inc., the Debtor's parent company.

                         SCHEDULES TO THE BALANCE SHEET
                             (GENERAL BUSINESS CASE)


                                   SCHEDULE A

                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE


RECEIVABLES AND PAYABLES AGINGS                                       ACCOUNTS RECEIVABLE    ACCOUNTS PAYABLE        PAST DUE
                                                                    [PRE AND POST PETITION]   [POST PETITION]   POST PETITION DEBT
                                                                    -----------------------  ----------------   ------------------
  0-30 Days                                                                              $0               $0
                                                                    ------------------------ ----------------
  31-60 Days                                                                             $0               $0
                                                                    ------------------------ ----------------
  61-90 Days                                                                             $0               $0                     $0
                                                                    ------------------------ ----------------   --------------------
  91+ Days                                                                               $0               $0
                                                                    ------------------------ ----------------
  Total accounts receivable/payable                                                      $0               $0
                                                                    ------------------------ ================
  Allowance for doubtful accounts                                                        $0
                                                                    ------------------------
  Accounts receivable (net)                                                              $0
                                                                    ========================

                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)                                 COST OF GOODS SOLD
----------------------------------                                 ------------------
                                             INVENTORY(IES)
                                               BALANCE AT
                                              END OF MONTH         INVENTORY BEGINNING OF MONTH                                  $0
                                             ---------------                                                        ---------------
                                                                   Add -
  Retail/Restaurants -                                               Net purchase                                               $0
                                                                                                                    ---------------
    Product for resale                                   $0          Direct labor                                               $0
                                             ---------------                                                        ---------------
                                                                     Manufacturing overhead                                     $0
                                                                                                                    ---------------
     Distribution -                                                  Freight in                                                 $0
                                                                                                                    ---------------
       Products for resale                               $0          Other:                                                     $0
                                             ---------------                                                        ---------------

                                                                   ---------------------------------                ---------------
     Manufacturer -
                                                                   ---------------------------------                ---------------
       Raw Materials                                     $0
                                             ---------------
       Work-in-progress                                  $0        Less -
                                             ---------------
       Finished goods                                    $0          Inventory End of Month                                      $0
                                             ---------------                                                        ---------------
                                                                     Shrinkage                                                   $0
                                             ---------------                                                        ---------------
     Other - Explain                                     $0          Personal Use                                                $0
                                             ---------------                                                        ---------------

  ---------------------------------
                                                                   Cost of Goods Sold                                            $0
  ---------------------------------
         TOTAL                                           $0
                                             ===============

     METHOD OF INVENTORY CONTROL                                   INVENTORY VALUATION METHODS
     Do you have a functioning perpetual inventory system?         Indicate by a checkmark method of inventory used.
                     Yes  [ ]    No   [ ]
     How often do you take a complete physical inventory?          Valuation methods -
                                                                       FIFO cost
                                                                                                                          ---
       Weekly                                                          LIFO cost
                               ---------                                                                                  ---
       Monthly                                                         Lower of cost or market
                               ---------                                                                                  ---
       Quarterly                                                       Retail method
                               ---------                                                                                  ---
       Semi-annually                                                   Other
                               ---------                                                                                  ---
       Annually                                                          Explain
                               ---------
Date of last physical inventory was  Not Applicable
                                     -----------------------       ----------------------------------------------------------------

                                                                   ----------------------------------------------------------------
Date of next physical inventory is   Not Applicable
                                     -----------------------       ----------------------------------------------------------------

                                SCHEDULE C
                               REAL PROPERTY

Description                                                               COST           MARKET VALUE
                                                                     --------------     --------------
        None                                                                    $0                 $0
        -----------------------------------------                    --------------     --------------

        -----------------------------------------                    --------------     --------------

        -----------------------------------------                    --------------     --------------

        -----------------------------------------                    --------------     --------------

        -----------------------------------------                    --------------     --------------

        -----------------------------------------                    --------------     --------------
        Total                                                                   $0                 $0
                                                                     ==============     ==============

                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS

Description                                                               COST           MARKET VALUE
                                                                     --------------     --------------
Machinery & Equipment -
        Computer Hardware                                                 $281,653           $281,653
        -----------------------------------------                    --------------     --------------

        -----------------------------------------                    --------------     --------------

        -----------------------------------------                    --------------     --------------

        -----------------------------------------                    --------------     --------------
        Total                                                             $281,653           $281,653
                                                                     ==============     ==============
Furniture & Fixtures -
        None                                                                    $0                 $0
        -----------------------------------------                    --------------     --------------

        -----------------------------------------                    --------------     --------------

        -----------------------------------------                    --------------     --------------

        -----------------------------------------                    --------------     --------------
        Total                                                                   $0                 $0
                                                                     ==============     ==============
Office Equipment -
        None                                                                    $0                 $0
        -----------------------------------------                    --------------     --------------

        -----------------------------------------                    --------------     --------------

        -----------------------------------------                    --------------     --------------
        Total                                                                   $0                 $0
                                                                     ==============     ==============
Leasehold Improvements -
        None                                                                    $0                 $0
        -----------------------------------------                    --------------     --------------

        -----------------------------------------                    --------------     --------------

        -----------------------------------------                    --------------     --------------

        -----------------------------------------                    --------------     --------------
        Total                                                                   $0                 $0
                                                                     ==============     ==============
Vehicles -
        None                                                                    $0                 $0
        -----------------------------------------                    --------------     --------------

        -----------------------------------------                    --------------     --------------

        -----------------------------------------                    --------------     --------------

        -----------------------------------------                    --------------     --------------
        Total                                                                   $0                 $0
                                                                     ==============     ==============


                                                                  Revised 1/1/98

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)


TAXES PAYABLE                                           0-30 DAYS    31-60 DAYS    61-90 DAYS    91+ DAYS     TOTAL
                                                        ---------    ----------    ----------    --------    -------
Federal
         Income Tax Withholding                                                                                  $0
                                                        ---------    ----------    ----------    --------    -------
         FICA - Employee                                                                                         $0
                                                        ---------    ----------    ----------    --------    -------
         FICA - Employer                                                                                         $0
                                                        ---------    ----------    ----------    --------    -------
         Unemployment (FUTA)                                                                                     $0
                                                        ---------    ----------    ----------    --------    -------
         Income                                                                                                  $0
                                                        ---------    ----------    ----------    --------    -------
         Other (Attach List)                                                                                     $0
                                                        ---------    ----------    ----------    --------    -------
TOTAL FEDERAL TAXES                                           $0            $0            $0          $0         $0
                                                        ---------    ----------    ----------    --------    -------
STATE AND LOCAL
         Income Tax Withholding                                                                                  $0
                                                        ---------    ----------    ----------    --------    -------
         Unemployment (UT)                                                                                       $0
                                                        ---------    ----------    ----------    --------    -------
         Disability Insurance (DI)                                                                               $0
                                                        ---------    ----------    ----------    --------    -------
         Empl. Training Tax (ETT)                                                                                $0
                                                        ---------    ----------    ----------    --------    -------
         Sales                                                                                                   $0
                                                        ---------    ----------    ----------    --------    -------
         Excise                                                                                                  $0
                                                        ---------    ----------    ----------    --------    -------
         Real property                                                                                           $0
                                                        ---------    ----------    ----------    --------    -------
         Personal property                                                                                       $0
                                                        ---------    ----------    ----------    --------    -------
         Income                                                                                                  $0
                                                        ---------    ----------    ----------    --------    -------
         Other (Attach List)                                                                                     $0
                                                        ---------    ----------    ----------    --------    -------
TOTAL STATE & LOCAL TAXES                                     $0            $0            $0          $0         $0
                                                        ---------    ----------    ----------    --------    -------
TOTAL TAXES                                                   $0            $0            $0          $0         $0
                                                        =========    ==========    ==========    ========    =======

                                   SCHEDULE F
                            PRE-PETITION LIABILITIES


                                                              CLAIMED          ALLOWED
                                                              AMOUNT         AMOUNT (b)
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                     (1)             (2)
-------------------------------------------                 ------------    ------------
         Secured claims  (a)                                          $0              $0
                                                            ------------    ------------
         Priority claims other than taxes                             $0              $0
                                                            ------------    ------------
         Priority tax claims                                     $25,122       ($284,146)
                                                            ------------    ------------
         General unsecured claims                           $180,342,426    $173,620,433
                                                            ------------    ------------

         (a)   List total amount of claims even it under secured.

         (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

         (1) As reported on the Schedule of Assets and Liabilities filed on July 27, 2001.

         (2) As maintained on the Debtor's Balance Sheet at the Month End Close of July 31, 2001. This general unsecured claim represents an intercompany payable to Metricom, Inc. The change in the payable from the claimed amount to the allowed amount is due to certain accounting changes due to intercompany transactions. The allowed amount is an estimated amount and may include claims that are either contingent, disputed, and/or unliquidated. By stating this amount, the Debtor reserves its right to dispute any claim(s) which comprise this estimated allowed amount based on any grounds.


                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES


                                  SCHEDULE H
                 RECAPITULATION OF FUNDS HELD AT END OF MONTH


                                                            ACCOUNT 1         ACCOUNT 2     ACCOUNT 3     ACCOUNT 4
                                                            ---------         ---------     ---------     ---------
Bank                                                     Wells Fargo LLC
                                                         ----------------     ---------     ---------     ---------
Account Type                                             General Banking
                                                         ----------------     ---------     ---------     ---------
Account No.                                              4487-099655
                                                         ----------------     ---------     ---------     ---------
Account Purpose                                          General Banking
                                                         ----------------     ---------     ---------     ---------
Balance, End of Month                                                $0
                                                         ----------------     ---------     ---------     ---------
Total Funds on Hand for all Accounts                                 $0
                                                         ================

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 08/31/01
                                             ----------

                                                                                                      Actual        Cumulative
                                                                                                  Current Month   (Case to Date)
                                                                                                  -------------   --------------
     CASH RECEIPTS
1            Rent/Leases Collected                                                                          $0               $0
                                                                                                  -------------   --------------
2            Cash Received from Sales                                                                       $0               $0
                                                                                                  -------------   --------------
3            Interest Received                                                                              $0               $0
                                                                                                  -------------   --------------
4            Borrowings                                                                                     $0               $0
                                                                                                  -------------   --------------
5            Funds from Shareholders, Partners, or Other Insiders                                           $0               $0
                                                                                                  -------------   --------------
6            Capital Contributions                                                                          $0               $0
                                                                                                  -------------   --------------
7
             --------------------------------------------------------------------------           -------------   --------------
8
             --------------------------------------------------------------------------           -------------   --------------
9
             --------------------------------------------------------------------------           -------------   --------------
10
             --------------------------------------------------------------------------           -------------   --------------
11
             --------------------------------------------------------------------------           -------------   --------------
12                  TOTAL CASH RECEIPTS                                                                     $0               $0
                                                                                                  -------------   --------------
     CASH DISBURSEMENTS
                                                                                                  -------------   --------------
13           Payments for Inventory                                                                         $0               $0
                                                                                                  -------------   --------------
14           Selling                                                                                        $0               $0
                                                                                                  -------------   --------------
15           Administrative                                                                                 $0               $0
                                                                                                  -------------   --------------
16           Capital Expenditures                                                                           $0               $0
                                                                                                  -------------   --------------
17           Principal Payments on Debt                                                                     $0               $0
                                                                                                  -------------   --------------
18           Interest Paid                                                                                  $0               $0
                                                                                                  -------------   --------------
             Rent/Lease:                                                                                    $0               $0
                                                                                                  -------------   --------------
19                  Personal Property                                                                       $0               $0
                                                                                                  -------------   --------------
20                  Real Property                                                                           $0               $0
                                                                                                  -------------   --------------
             Amount Paid to Owner(s)/Officer(s)                                                             $0               $0
                                                                                                  -------------   --------------
21                  Salaries                                                                                $0               $0
                                                                                                  -------------   --------------
22                  Draws                                                                                   $0               $0
                                                                                                  -------------   --------------
23                  Commissions/Royalties                                                                   $0               $0
                                                                                                  -------------   --------------
24                  Expense Reimbursements                                                                  $0               $0
                                                                                                  -------------   --------------
25                  Other                                                                                   $0               $0
                                                                                                  -------------   --------------
26           Salaries/Commissions (less employee withholding)                                               $0               $0
                                                                                                  -------------   --------------
27           Management Fees                                                                                $0               $0
                                                                                                  -------------   --------------
             Taxes:                                                                                         $0               $0
                                                                                                  -------------   --------------
28                  Employee Withholding                                                                    $0               $0
                                                                                                  -------------   --------------
29                  Employer Payroll Taxes                                                                  $0               $0
                                                                                                  -------------   --------------
30                  Real Property Taxes                                                                     $0               $0
                                                                                                  -------------   --------------
31                  Other Taxes                                                                             $0               $0
                                                                                                  -------------   --------------
32           Other Cash Outflows:                                                                           $0               $0
                                                                                                  -------------   --------------
33
                    -------------------------------------------------------------------           -------------   --------------
34
                    -------------------------------------------------------------------           -------------   --------------
35
                    -------------------------------------------------------------------           -------------   --------------
36
                    -------------------------------------------------------------------           -------------   --------------
37
                    -------------------------------------------------------------------           -------------   --------------
38                  TOTAL CASH DISBURSEMENTS:                                                               $0               $0
                                                                                                  -------------   --------------
39   NET INCREASE (DECREASE) IN CASH                                                                        $0               $0
                                                                                                  -------------   --------------
40   CASH BALANCE, BEGINNING OF PERIOD                                                                      $0               $0
                                                                                                  -------------   --------------
41   CASH BALANCE, END OF PERIOD                                                                            $0               $0
                                                                                                  =============   ==============

                             STATEMENT OF CASH FLOWS
           (Optional) Increase/(Decrease) in Cash and Cash Equivalents
                          For the Month Ended 08/31/01
                                             ----------


      CASH FLOWS FROM OPERATING ACTIVITIES                                                            ACTUAL        CUMULATIVE
                                                                                                  CURRENT MONTH   (CASE TO DATE)
                                                                                                  -------------   --------------
1            Cash Received from Sales                                                                       $0               $0
                                                                                                  -------------   --------------
2            Rent/Leases Collected                                                                          $0               $0
                                                                                                  -------------   --------------
3            Interest Received                                                                              $0               $0
                                                                                                  -------------   --------------
4            Cash Paid to Suppliers                                                                         $0               $0
                                                                                                  -------------   --------------
5            Cash Paid for Selling Expenses                                                                 $0               $0
                                                                                                  -------------   --------------
6            Cash Paid for Administrative Expenses                                                          $0               $0
                                                                                                  -------------   --------------
             Cash Paid for Rents/Leases:
7                 Personal Property                                                                         $0               $0
                                                                                                  -------------   --------------
8                 Real Property                                                                             $0               $0
                                                                                                  -------------   --------------
9            Cash Paid for Interest                                                                         $0               $0
                                                                                                  -------------   --------------
10           Cash Paid for Net Payroll and Benefits                                                         $0               $0
                                                                                                  -------------   --------------
             Cash Paid to Owner(s)/Officer(s)
11                Salaries                                                                                  $0               $0
                                                                                                  -------------   --------------
12                Draws                                                                                     $0               $0
                                                                                                  -------------   --------------
13                Commissions/Royalties                                                                     $0               $0
                                                                                                  -------------   --------------
14                Expense Reimbursements                                                                    $0               $0
                                                                                                  -------------   --------------
15                Other                                                                                     $0               $0
                                                                                                  -------------   --------------
             Cash Paid for Taxes Paid/Deposited to Tax Acct.
16                Employer Payroll Tax                                                                      $0               $0
                                                                                                  -------------   --------------
17                Employee Withholdings                                                                     $0               $0
                                                                                                  -------------   --------------
18                Real Property Taxes                                                                       $0               $0
                                                                                                  -------------   --------------
19                Other Taxes                                                                               $0               $0
                                                                                                  -------------   --------------
20           Cash Paid for General Expenses                                                                 $0               $0
                                                                                                  -------------   --------------
21
             --------------------------------------------------------------------------           -------------   --------------
22
             --------------------------------------------------------------------------           -------------   --------------
23
             --------------------------------------------------------------------------           -------------   --------------
24
             --------------------------------------------------------------------------           -------------   --------------
25
             --------------------------------------------------------------------------           -------------   --------------
26
             --------------------------------------------------------------------------           -------------   --------------
27                NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES BEFORE
                  REORGANIZATION ITEMS                                                                      $0               $0
                                                                                                  -------------   --------------
      CASH FLOWS FROM REORGANIZATION ITEMS
28           Interest Received on Cash Accumulated Due to Chp 11 Case                                       $0               $0
                                                                                                  -------------   --------------
29           Professional Fees Paid for Services in Connection with Chp 11 Case                             $0               $0
                                                                                                  -------------   --------------
30           U.S. Trustee Quarterly Fees                                                                    $0               $0
                                                                                                  -------------   --------------
31
             --------------------------------------------------------------------------           -------------   --------------
32                NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                                          $0               $0
                                                                                                  -------------   --------------
33    NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND REORGANIZATION ITEMS                            $0               $0
                                                                                                  -------------   --------------
      CASH FLOWS FROM INVESTING ACTIVITIES
34           Capital Expenditures                                                                           $0               $0
                                                                                                  -------------   --------------
35           Proceeds from Sales of Capital Goods due to Chp 11 Case                                        $0               $0
                                                                                                  -------------   --------------
36
             --------------------------------------------------------------------------           -------------   --------------
37                NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                                          $0               $0
                                                                                                  -------------   --------------
      CASH FLOWS FROM FINANCING ACTIVITIES
38           Net Borrowings (Except Insiders)                                                               $0               $0
                                                                                                  -------------   --------------
39           Net Borrowings from Shareholders, Partners, or Other Insiders                                  $0               $0
                                                                                                  -------------   --------------
40           Capital Contributions                                                                          $0               $0
                                                                                                  -------------   --------------
41           Principal Payments                                                                             $0               $0
                                                                                                  -------------   --------------
42
             --------------------------------------------------------------------------           -------------   --------------
43                NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                                          $0               $0
                                                                                                  -------------   --------------
44    NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                                  $0               $0
                                                                                                  -------------   --------------
45    CASH AND CASH EQUIVALENTS AT BEGINNING OF MONTH                                                       $0               $0
                                                                                                  -------------   --------------
46    CASH AND CASH EQUIVALENTS AT END OF MONTH                                                             $0               $0
                                                                                                  =============   ==============



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